EXHIBIT 10.51






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                            TERM LOAN AGREEMENT



                                   AMONG



                      GULFSTREAM DELAWARE CORPORATION,


                              CERTAIN LENDERS,


                                    AND


                         THE CHASE MANHATTAN BANK,
                          AS ADMINISTRATIVE AGENT,



                         DATED AS OF APRIL 15, 1999





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
                             TABLE OF CONTENTS

                                                                       Page

SECTION 1.  DEFINITIONS...................................................1
    1.1  Defined Terms....................................................1
    1.2  Other Definitional Provisions...................................16

SECTION 2.  TERM LOANS...................................................17
    2.1  Term Loans......................................................17
    2.2  Repayment of Loans..............................................17
    2.3  Proceeds of Loans...............................................17

SECTION 3.  [RESERVED]...................................................18

SECTION 4.  GENERAL PROVISIONS APPLICABLE TO LOANS.......................18
    4.1  Procedure for Borrowing.........................................18
    4.2  Repayment of Loans; Evidence of Debt............................18
    4.3  Conversion Options..............................................19
    4.4  Changes of Commitment Amounts...................................20
    4.5  Optional Prepayments............................................20
    4.6  Mandatory Prepayments...........................................20
    4.7  Interest Rates and Payment Dates................................21
    4.8  Computation of Interest and Fees................................22
    4.9  Commitment Fee..................................................22
    4.10  Certain Fees...................................................22
    4.11  [RESERVED].....................................................22
    4.12  [RESERVED].....................................................23
    4.13  [RESERVED].....................................................23
    4.14  [RESERVED].....................................................23
    4.15  [RESERVED].....................................................23
    4.16  [RESERVED].....................................................23
    4.17  Inability to Determine Interest Rate...........................23
    4.18  Pro Rata Treatment and Payments................................23
    4.19  Illegality.....................................................26
    4.20  Requirements of Law............................................27
    4.21  Indemnity......................................................28

SECTION 5.  REPRESENTATIONS AND WARRANTIES...............................28
    5.1  Corporate Existence; Compliance with Law........................29
    5.2  Corporate Power; Authorization..................................29
    5.3  Enforceable Obligations.........................................29
    5.4  No Legal Bar....................................................29
    5.5  No Material Litigation..........................................30
    5.6  Financial Condition.............................................30
    5.7  Investment Company Act..........................................30
    5.8  Federal Regulation..............................................30
    5.9  No Default......................................................31
    5.10  No Burdensome Restrictions.....................................31
    5.11  Taxes..........................................................31
    5.12  Subsidiaries...................................................31
    5.13  Ownership of Property; Liens...................................31
    5.14  ERISA..........................................................32
    5.15  Year 2000......................................................32

SECTION 6.  CONDITIONS PRECEDENT.........................................32
    6.1  Conditions to Effectiveness of this Agreement and Loans.........32
    6.2  Conditions to All Loans.........................................35

SECTION 7.  AFFIRMATIVE COVENANTS........................................35
    7.1  Financial Statements............................................36
    7.2  Certificates; Other Information.................................37
    7.3  Payment of Obligations..........................................38
    7.4  Conduct of Business and Maintenance of Existence................38
    7.5  Maintenance of Property; Insurance..............................39
    7.6  Inspection of Property; Books and Records; Discussions..........39
    7.7  Notices.........................................................39
    7.8  Additional Subsidiary Guarantors; Stock Pledge..................40

SECTION 8.  NEGATIVE COVENANTS...........................................42
    8.1  Indebtedness....................................................42
    8.2  Limitation on Liens.............................................43
    8.3  Limitation on Contingent Obligations............................44
    8.4  Prohibition of Fundamental Changes..............................45
    8.5  Prohibition on Sale of Assets...................................45
    8.6  Limitation on Investments, Loans and Advances...................46
    8.7  Limitation on Capital Expenditures..............................48
    8.8  Maintenance of Interest Coverage................................48
    8.9  [RESERVED]......................................................48
    8.10  Maintenance of Leverage Ratio..................................48
    8.11  Limitation on Restricted Payments..............................48
    8.12  Transactions with Affiliates...................................49
    8.13  Foreign Exchange Contracts.....................................50
    8.14  Fiscal Year....................................................50

SECTION 9.  EVENTS OF DEFAULT............................................50

SECTION 10.  THE ADMINISTRATIVE AGENT....................................53
    10.1  Appointment....................................................53
    10.2  Delegation of Duties...........................................53
    10.3  Exculpatory Provisions.........................................53
    10.4  Reliance by the Administrative Agent...........................54
    10.5  Notice of Default..............................................54
    10.6  Non-Reliance on Administrative Agent and Other Lenders.........54
    10.7  Indemnification................................................55
    10.8  Administrative Agent in its Individual Capacities..............55
    10.9  Successor Administrative Agent.................................55
    10.10  Collateral Agent..............................................56

SECTION 11.  MISCELLANEOUS...............................................56
    11.1  Amendments and Waivers.........................................56
    11.2  Notices........................................................57
    11.3  No Waiver; Cumulative Remedies.................................58
    11.4  Survival of Representations and Warranties.....................58
    11.5  Payment of Expenses and Taxes..................................58
    11.6  Successors and Assigns; Participations; Purchasing Lenders.....59
    11.7  Adjustments; Set-off...........................................62
    11.8  Counterparts...................................................63
    11.9  Integration....................................................63
    11.10  GOVERNING LAW; NO THIRD PARTY RIGHTS..........................63
    11.11  SUBMISSION TO JURISDICTION; WAIVERS...........................63
    11.12  Acknowledgements..............................................64

SCHEDULES:

Schedule 1.1A         Lists of Addresses for Notices; Lending Offices;
                      Commitment Amounts
Schedule 1.1B         Terms of Used Aircraft Inventory Financing
Schedule 5.5          Material Litigation
Schedule 5.6(c)       Dividends
Schedule 5.12A        Domestic Subsidiaries
Schedule 5.12B        Foreign Subsidiaries
Schedule 5.14         ERISA
Schedule 7.5(b)       Insurance
Schedule 8.1          Existing Indebtedness
Schedule 8.2          Existing Liens
Schedule 8.3          Existing Contingent Obligations
Schedule 8.13         Existing Foreign Exchange Contracts

EXHIBITS:

Exhibit A             Term Note
Exhibit B             Company Pledge Agreement
Exhibit C             Holdings Guarantee
Exhibit D             Holdings Pledge Agreement
Exhibit E             Subsidiary Guarantee
Exhibit F             Subsidiary Pledge Agreement
Exhibit G             Form of Exemption Certificate
Exhibit H-1           Opinion of Fried, Frank, Harris, Shriver & Jacobson
Exhibit H-2           Opinion of Ira P. Berman, Esq.
Exhibit I-1           Holdings Closing Certificate
Exhibit I-2           Company Closing Certificate
Exhibit I-3           Subsidiary Guarantor Closing Certificate
Exhibit J             Assignment and Acceptance

          TERM LOAN AGREEMENT, dated as of April 15, 1999, among GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Company"), the several lenders from time to time parties hereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                           W I T N E S S E T H:
                           - - - - - - - - - -


          WHEREAS, Holdings (as defined below) and the Company have informed the Administrative Agent and the Lenders that Holdings intends to proceed with a share repurchase program pursuant to which it would repurchase its common stock (the "Stock Repurchase Program"); and

          WHEREAS, in connection with the Stock Repurchase Program, Holdings and the Company have requested the Lenders to enter into this Agreement to make loans to be used to finance the purchase of common stock of Holdings pursuant to the Stock Repurchase Program, to pay fees and expenses related to the Stock Repurchase Program and the other transactions contemplated hereby and to provide financing for the working capital needs and general corporate purposes of the Company and its Subsidiaries.

          NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties hereto hereby agree as follows:


     SECTION 1.  DEFINITIONS
                 -----------

          1.1. Defined Terms. As used in this Agreement, the terms defined in the preamble hereto shall have the meanings set forth therein, and the following terms have the following meanings:

          "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the ABR shall be determined without regard to clause (b), of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "ABR Lending Office": initially, the office of each Lender designated as such in Schedule 1.1A; thereafter, such other office of such Lender, if any, which shall be making or maintaining ABR Loans as designated as such from time to time in a notice from such Lender to the Administrative Agent.

          "ABR Loans": Loans whose interest rate is based on the ABR.

          "Accountants": as defined in subsection 7.1(a)

          "Adjustment Date": the first Business Day following receipt by the Administrative Agent of both (i) the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as the case may be, for the most recently completed fiscal period and (ii) the certificate required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal period.

          "Administrative Agent": as defined in the preamble hereto.

          "Affiliate": of any Person (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above or (c) if such Person is an investment fund, any other Person which is managed by the same investment advisor. For purposes of this definition, control of a Person shall mean the power, direct or indirect, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agreement": this Term Loan Agreement, as amended, supplemented or modified from time to time.

          "Applicable Margin": (a) with respect to ABR Loans, 0.25%, and
(b) with respect to Eurodollar Loans, 1.25%, provided that (i) from the Closing Date and until the Reset Date (as defined below), the Applicable Margin will not be less than 0.25% for ABR Loans and 1.25% for Eurodollar Loans, (ii) from and after the date (the "Reset Date") which is the first Business Day following the date which is six months after the Closing Date, the Applicable Margin for all Loans will be adjusted, if required, to the Applicable Margin set forth on Annex A hereto opposite the Leverage Ratio Level of the Company in effect on the Adjustment Date which most recently preceded the Reset Date, (iii) from and after the Reset Date, the Applicable Margin for all Loans will be adjusted, if required on each Adjustment Date, to the Applicable Margin set forth on Annex A hereto opposite the Leverage Ratio Level of the Company in effect on such Adjustment Date and (iv) in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related certificate required pursuant to subsection 7.2(b), are not delivered when due, then, during the period from the date upon which such financial statements were required to be delivered until one Business Day following the date upon which they actually are delivered, Leverage Ratio Level I shall be deemed to be in effect for the purposes of determining Applicable Margins during such period.

          "Asset Sale": any sale, sale-leaseback, assignment, conveyance, transfer or other disposition by the Company or any Subsidiary thereof of any of its property or assets, including the stock of any Subsidiary of the Company and any primary issuance of capital stock of any Subsidiary of the Company other than to the Company or any Subsidiary of the Company (except sales, sale-leasebacks, assignments, conveyances, transfers and other dispositions permitted by clauses (a), (b), (c), and (d) of subsection 8.5).

          "Assignee": as defined in subsection 11.6(c).

          "Assignment and Acceptance": an Assignment and Acceptance substantially in the form of Exhibit J hereto.

          "Available Commitment": as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Commitment over (b) the aggregate principal amount of all Loans made by such Lender.

          "Base Amount": as defined in subsection 8.7.

          "Benefitted Lender": as defined in subsection 11.7 hereof.

          "Board": the Board of Governors of the Federal Reserve System of the United States or any successor.

          "Borrowing Date": any Business Day, or, in the case of Eurodollar Loans, any Working Day, specified in a notice pursuant to subsection 4.1 as a date on which the Company requests the Lenders to make Loans hereunder.

          "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

          "Capital Expenditures": for any period, all amounts (other than those arising from the acquisition or lease of businesses and assets which are permitted by subsection 8.6(g)) which are set forth on Holdings' and its Subsidiaries' consolidated statement of cash flows for such period as "Additions to property and equipment", in accordance with GAAP, consistent with Holdings' financial statements for the year ended December 31, 1998 (it being understood that tooling expenditures shall, in any event, constitute capital expenditures).

          "Cash Equivalents": (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (ii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any Lender or with any domestic commercial bank having capital and surplus in excess of $250,000,000, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) entered into with any financial institution meeting the qualifications specified in clause (ii) above, and (iv) commercial paper issued by any Lender, the parent corporation of any Lender or any Subsidiary of such Lender's parent corporation, and commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Rating Group or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within six months after the date of acquisition thereof.

          "Change in Law": with respect to any Lender, the adoption of any law, rule, regulation, policy, guideline or directive (whether or not having the force of law) or any change therein or in the interpretation or application thereof by any Governmental Authority, including, without limitation, the issuance of any final rule, regulation or guideline by any regulatory agency having jurisdiction over such Lender or, in the case of subsection 4.20(b), any corporation controlling such Lender.

          "Chase": as defined in the preamble hereto.

          "Closing Date": the date on which each of the conditions precedent to the effectiveness of this Agreement contained in Section 6.1 has been either satisfied or waived in accordance with the terms and provisions of Section 6.1.

          "Code": the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral Agent": Chase in its capacity as collateral agent under the Pledge Agreements and any security agreements executed and delivered pursuant to subsection 7.8.

          "Commitment": as to any Lender, its obligations to make Loans to the Company pursuant to subsection 2.1 in an aggregate amount not to exceed the amount set forth opposite such Lender's name in Schedule 1.1A under the heading "Term Loan"; collectively, as to all the Lenders, the "Commitments".

          "Commitment Percentage": as to any Lender, at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of all Loans then outstanding).

          "Commitment Period": the period from and including the date hereof to but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

          "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

          "Company": as defined in the preamble hereto.

          "Company Pledge Agreement": the Pledge Agreement, substantially in the form of Exhibit B hereto, made by the Company in favor of the Collateral Agent, for the ratable benefit of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time (it being understood and agreed that, subject to Section 7.8(c) hereof, the Company Pledge Agreement shall not require the Company to pledge (x) any of the stock of any Foreign Subsidiary of the Company or Holdings which is owned by a Foreign Subsidiary of the Company or Holdings or (y) more than 65% of the stock of (i) any other Foreign Subsidiary of the Company or Holdings or
(ii) any other Subsidiary of the Company or Holdings if more than 65% of the assets of such Subsidiary are securities of foreign Persons (such determination to be made on the basis of fair market value)).

          "Consolidated EBITDA": for any period, Consolidated Net Income ((i) including earnings and losses from discontinued operations, (ii) excluding extraordinary gains, and gains and losses arising from the proposed or actual disposition of material assets, and (iii) excluding the non-cash portion of other non-recurring losses) of Holdings and its Subsidiaries for such period, plus to the extent reflected as a charge in the statement of consolidated net income for such period, the sum of (a) interest expense (net of interest income), amortization (including accelerated amortization) and write offs of debt discount and debt issuance costs, including such write-offs in connection with the prepayment of debt, and commissions, discounts and other fees and charges associated with the 1996 Letters of Credit, (b) taxes measured by income, (c) depreciation and amortization expenses including acceleration thereof and including the amortization of the increase in inventory resulting from the application of APB 16 for transactions contemplated by this Agreement including acquisitions permitted under 8.6(g), (d) non-cash compensation expenses arising from, or as a consequence of, the sale of stock, the granting of stock options, the granting of stock appreciation rights and similar arrangements and (e) the excess of the expense in respect of post-retirement benefits and post-employment benefits accrued under Statement of Financial Accounting Standards No. 106 ("FASB 106") and Statement of Financial Accounting Standards No. 112 ("FASB 112") over the cash expense in respect of such post-retirement benefits and post-employment benefits; provided, that Consolidated EBITDA during any period shall be increased by research and development expense incurred during such period in respect of the Gulfstream V program (if the amount of such expense for such period is greater than $0), but only to the extent of customer deposits received, net of cancellations, during such period. Notwithstanding the foregoing, in calculating Consolidated EBITDA for purposes of subsection 8.10 (but not for purposes of calculating the Applicable Margin), Consolidated EBITDA shall be calculated to give pro forma effect to each acquisition made pursuant to subsection 8.6(g) or (j) in the relevant period as if such acquisition had been made on the first day of such period and the Indebtedness incurred to finance such acquisition had been incurred on the first day of such period.

          "Consolidated Interest Expense": for any period the amount of interest expense, both expensed and capitalized (excluding amortization and write offs of debt discount and debt issuance costs) net of interest income, of Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period.

          "Consolidated Net Income": for any period, the net income or net loss of Holdings and its Subsidiaries for such period, determined in accordance with GAAP on a consolidated basis, as reflected in the financial statements furnished to the Administrative Agent in accordance with subsections 7.1(a) and (b) hereof.

          "Consolidated Total Debt": at any date of determination, the principal amount of all indebtedness of Holdings and its consolidated Subsidiaries outstanding in accordance with GAAP under this Agreement plus any other amounts, without duplication, included in clause (a) of the definition of Indebtedness (including any amounts drawn and unreimbursed under letters of credit) at such date of determination, on a consolidated basis in accordance with GAAP.

          "Contingent Obligation": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,
(c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount (based on the maximum reasonably anticipated net liability in respect thereof as determined by the Company in good faith) of the primary obligation or portion thereof in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated net liability in respect thereof (assuming such Person is required to perform thereunder) as determined by the Company in good faith.

          "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

          "Credit Documents": the collective reference to this Agreement, the Notes, the Pledge Agreements, the Guarantees and any security agreement and guarantee executed and delivered pursuant to the terms of subsection 7.8.

          "Credit Parties": the collective reference to Holdings, the Company and each Subsidiary which is a party, or which at any time becomes a party, to a Credit Document.

          "Default": any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Dollars" and "$": dollars in lawful currency of the United States of America.

          "Domestic Subsidiary": any Subsidiary of the Company other than a Foreign Subsidiary.

          "Environmental Laws": any and all Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Eurocurrency Reserve Requirements": for any day, as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal) of reserve requirements current on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto), as now and from time to time hereafter in effect, dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System. As of the Closing Date, there are no Eurocurrency Reserve Requirements in effect.

          "Eurodollar Base Rate": with respect to each day during any Interest Period for any Eurodollar Loan, the rate per annum equal to the rate at which Chase is offered Dollar deposits at or about 10:00 a.m., New York City time, two Working Days prior to the beginning of such Interest Period in the interbank eurodollar market where the foreign currency and exchange operations in respect of its Eurodollar Loans then are being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

          "Eurodollar Lending Office": initially, the office of each Lender designated as such in Schedule 1.1A; thereafter, such other office of such Lender, if any, which shall be making or maintaining Eurodollar Loans as designated as such from time to time in a notice from such Lender to the Administrative Agent.

          "Eurodollar Loans": Loans at such time as they are made and/or being maintained at a rate of interest based upon a Eurodollar Rate.

          "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

          Eurodollar Base Rate
          --------------------
          1.00 - Eurocurrency Reserve Requirement

          "Event of Default": any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Financing Subsidiary": any Affiliate or Subsidiary of the Company which is a party to the Used Aircraft Inventory Financing.

          "FL Affiliate": any of FL & Co., MBO-IV, FLC XXIX, FLC XXXIII, Gulfstream Partners or Gulfstream Partners II, L.P., the partners of FL & Co., MBO-IV, FLC XXIX, FLC XXXIII, Gulfstream Partners or Gulfstream Partners II, L.P. on the Closing Date, any subordinated debt and equity partnership controlled by FL & Co., MBO-IV, FLC XXIX, FLC XXXIII, Gulfstream Partners or Gulfstream Partners II, L.P., any equity partnership controlled by FL & Co., MBO-IV, FLC XXIX, FLC XXXIII, Gulfstream Partners or Gulfstream Partners II, L.P., any Affiliate of FL & Co., MBO-IV, FLC XXIX or FLC XXXIII, Gulfstream Partners or Gulfstream Partners II, L.P., any directors, executive officers or other employees or other members of the management of Holdings, the Company or any Subsidiary of any thereof (or any "associate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of any thereof or employee benefit plan beneficially owned by any thereof), the Company or any Subsidiary of any thereof on the Closing Date, or any combination of the foregoing.

          "FL & Co.": FLC XXXI Partnership, L.P., a New York limited partnership, doing business as "Forstmann Little & Co.", the general partners of which are FLC XXIX Partnership, L.P., a New York limited partnership ("FLC XXIX"), and FLC XXXIII Partnership, a New York general partnership ("FLC XXXIII"), and the limited partner of which is FLC XXIX.

          "Foreign Subsidiary": any Subsidiary of the Company (or if so specified, Holdings) (a) which is organized under the laws of any jurisdiction outside the United States (within the meaning of Section 7701(a)(9) of the Code), or (b) whose principal assets consist of capital stock or other equity interests of one or more Persons which conduct the major portion of their business outside the United States (within the meaning of Section 7701 (a)(9) of the Code).

          "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

          "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantees": the collective reference to the Holdings Guarantee and the Subsidiary Guarantee.

          "Gulfstream V": the type of large cabin business jet aircraft produced by the Company and designated "Gulfstream V".

          "Hazardous Materials": any substance (a) which is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901 et seq.); and (b) without limitation, which is or contains petroleum products (including crude oil or any fraction thereof), PCBs, asbestos, urea formaldehyde foam insulation, radon gas or infectious or radioactive materials.

          "Holdings": Gulfstream Aerospace Corporation, a Delaware corporation.

          "Holdings Dividend Limit": as defined in subsection 8.11(e).

          "Holdings Guarantee": the Guarantee, substantially in the form of Exhibit C hereto, made by Holdings in favor of the Administrative Agent, for the ratable benefit of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Holdings Note": the Note due October 1, 2004 and dated October 16, 1996, in the original principal amount of $100,000,000, made by Holdings in favor of the Company in connection with the 1996 Refinancing, as amended to extend the maturity date to October 1, 2004.

          "Holdings Pledge Agreement": the Pledge Agreement, substantially in the form of Exhibit D hereto, made by Holdings in favor of the Collateral Agent, for the ratable benefit of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time (it being understood and agreed that, subject to Section 7.8(c) hereof, the Holdings Pledge Agreement shall not require Holdings to pledge (x) any of the stock of any Foreign Subsidiary of the Company or Holdings which is owned by a Foreign Subsidiary of the Company or Holdings or (y) more than 65% of the stock of (i) any other Foreign Subsidiary of the Company or Holdings or
(ii) any other Subsidiary of the Company or Holdings if more than 65% of the assets of such Subsidiary are securities of foreign Persons (such determination to be made on the basis of fair market value)).

          "Indebtedness": of any Person, at any particular date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade payables or liabilities and deferred payment for services to employees or former employees incurred in the ordinary course of business and payable in accordance with customary practices and other deferred compensation arrangements), (b) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (c) all liabilities (other than Lease Obligations) secured by any Lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof, (d) lease obligations of such Person which, in accordance with GAAP, should be capitalized and (e) all indebtedness of such Person arising under acceptance facilities; but excluding (y) customer deposits and interest payable thereon in the ordinary course of business and (z) trade and other accounts and accrued expenses payable in the ordinary course of business in accordance with customary trade terms and in the case of both clauses (y) and (z) above, which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person.

          "Insolvency": with respect to a Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in
Section 4245 of ERISA.

          "Interest Coverage Ratio": as at the last day of any fiscal quarter of Holdings, the ratio of (a) Consolidated EBITDA less Capital Expenditures, in each case for the period of four fiscal quarters ending on such day to (b) Consolidated Interest Expense for the period of four fiscal quarters ending on such day.

          "Interest Payment Date": (a) as to ABR Loans, the last day of each March, June, September and December, commencing on the first such day to occur after any ABR Loans are made or any Eurodollar Loans are converted to ABR Loans, (b) as to any Eurodollar Loan in respect of which the Company has selected an Interest Period of one, two or three months, the last day of such Interest Period, (c) as to any Eurodollar Loan in respect of which the Company has selected an Interest Period of six months, the day which is three months after the date on which such Eurodollar Loan is made or an ABR Loan is converted to such a Eurodollar Loan, and the last day of such Interest Period, (d) as to any Eurodollar Loan, each day on which principal of such Eurodollar Loan is payable, and (e) in the case of any Loan, when such Loan is paid in full.

          "Interest Period": with respect to any Eurodollar Loan:

          (a) initially, the period commencing on, as the case may be, the Borrowing Date or conversion date with respect to such Eurodollar Loan and ending one, two, three or six months thereafter as selected by the Company in its notice of borrowing as provided in subsection 4.1 or its notice of conversion as provided in subsection 4.3; and

          (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter as selected by the Company by irrevocable notice to the Administrative Agent not less than three Working Days prior to the last day of the then current Interest Period with respect to such Eurodollar Loan;

provided that the foregoing provisions relating to Interest Periods are subject to the following:

          (A) if any Interest Period would otherwise end on a day which is not a Working Day, that Interest Period shall be extended to the next succeeding Working Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Working Day;

          (B) any Interest Period that would otherwise extend beyond the final scheduled installment date set forth in subsection 2.2 shall end on such date or, if such Term Installment Payment Date shall not be a Working Day, on the next preceding Working Day;

          (C) if the Company shall fail to give notice as provided above in clause (b), it shall be deemed to have selected a conversion of a Eurodollar Loan into an ABR Loan (which conversion shall occur automatically and without need for compliance with the conditions for conversion set forth in subsection 4.3);

          (D) any Interest Period that begins on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Working Day of a calendar month; and

          (E) the Company shall select Interest Periods so as not to require a prepayment (to the extent practicable) or a scheduled payment of a Eurodollar Loan during an Interest Period for such Eurodollar Loan.

          "Lease Obligations": of the Company and its Subsidiaries, as of the date of any determination thereof, the rental commitments of the Company and its Subsidiaries determined on a consolidated basis, if any, under leases for real and/or personal property (net of rental commitments from sub-leases thereof), excluding however, obligations under leases which are classified as Indebtedness under clause (d) of the definition of Indebtedness.

          "Lenders": as defined in the preamble hereto.

          "Leverage Ratio": at any date, the ratio of Consolidated Total Debt at such date to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date.

          "Leverage Ratio Level": the existence of Leverage Ratio Level I, Leverage Ratio Level II, Leverage Ratio Level III, Leverage Ratio Level IV, Leverage Ratio Level V, Leverage Ratio Level VI or Leverage Ratio Level VII, as the case may be.

          "Leverage Ratio Level I": shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is greater than or equal to 3.50 to 1.00.

          "Leverage Ratio Level II": shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00.

          "Leverage Ratio Level III": shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00.

          "Leverage Ratio Level IV": shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00.

          "Leverage Ratio Level V": shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 2.00 to 1.00 but greater than or equal to 1.50 to 1.00.

          "Leverage Ratio Level VI": shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 1.50 to 1.00 but greater than or equal to 0.75 to 1.00.

          "Leverage Ratio Level VII": shall exist on an Adjustment Date if the Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 0.75 to 1.00.

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing except for the filing of financing statements in connection with Lease Obligations incurred by the Company or its Subsidiaries to the extent that such financing statements relate to the property subject to such Lease Obligations).

          "Loan" and "Loans": as defined in subsection 2.1.

          "Material Adverse Effect": a material adverse effect on the business, financial condition, assets or results of operations of the Company and its Subsidiaries taken as a whole.

          "Material Subsidiary": any Subsidiary of the Company or Holdings which at any time has a total asset book value (including the total asset book values of any Subsidiaries), or for which Holdings, the Company or any of their respective Subsidiaries shall have paid consideration (including the assumption of Indebtedness) in connection with the acquisition of the stock or the assets of such Subsidiary, in excess of $20,000,000.

          "MBO-IV": Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership IV.

          "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Proceeds": the aggregate cash proceeds received by the Company or any Subsidiary of the Company in respect of any Asset Sale, and any cash payments received in respect of promissory notes or other non-cash consideration delivered to the Company or such Subsidiary in respect of an Asset Sale (subject to the limitations set forth in subsection 8.6(f)), net of (without duplication) (i) the reasonable expenses (including legal fees and brokers' and underwriters' commissions paid to third parties which are not Affiliates or Subsidiaries of the Company) incurred in effecting such Asset Sale, (ii) any taxes reasonably attributable to such Asset Sale and, in case of an Asset Sale in a foreign jurisdiction, the repatriation of the proceeds of such Asset Sale reasonably estimated by the Company or such Subsidiary to be actually payable, (iii) any amounts payable to a Governmental Authority triggered as a result of any such Asset Sale, (iv) any Indebtedness or Contractual Obligation of the Company and its Subsidiaries (other than the Loans and other Obligations and obligations under the 1996 Credit Agreement) required to be paid or retained in connection with such Asset Sale and (v) the aggregate amount of reserves required in the Company's reasonable judgment to be maintained on the books of the Company in order to pay contingent liabilities with respect to such Asset Sale; provided that amounts deducted from aggregate proceeds pursuant to clause (v) and not actually paid by the Company or any of its Subsidiaries in liquidation of such contingent liabilities shall be deemed to be Net Proceeds and shall be prepaid in accordance with subsection 4.6 at such time as such contingent liabilities shall cease to be obligations of the Company or any of its Subsidiaries.

          "1998 10K": Holdings' filing on form 10K with the Securities and Exchange Commission for Holdings' 1998 fiscal year.

          "1996 Credit Agreement": the Credit Agreement dated as of October 16, 1996, among the Company, the lenders party thereto and Chase, as administrative agent, as the same has been and may be amended, modified and supplemented from time to time.

          "1996 Letters of Credit": the letters of credit and performance guarantees issued pursuant to the 1996 Credit Agreement.

          "1996 Refinancing": the "Refinancing" as defined in the 1996 Credit Agreement as in effect on the Closing Date.

          "1996 Term Loans": the Term Loans made under the 1996 Credit
Agreement.

          "Non-U.S. Lender": as defined in subsection 4.18(e).

          "Note" and "Notes": as defined in subsection 4.2.

          "Obligations": the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Company to the Administrative Agent or the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, the other Credit Documents, any agreements between the Company and any Lender relating to interest rate, currency or similar swap and hedging arrangements or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any Lender) or otherwise.

          "Participant": as defined in subsection 11.6(b)

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor thereto.

          "Permitted Acquisition": as defined in subsection 8.6(j).

          "Permitted Acquisition Indebtedness": as defined in subsection
8.6(j).

          "Person": an individual, partnership, corporation, business trust, joint stock company, trust, limited liability company, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan": any pension plan which is covered by Title IV of ERISA and in respect of which the Company or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreements": the collective reference to the Holdings Pledge Agreement, the Company Pledge Agreement, the Subsidiary Pledge Agreements and any pledge agreement delivered after the Closing Date pursuant to subsection 7.8; individually, a "Pledge Agreement".

          "Pledged Stock": as defined in the respective Pledge Agreements.

          "Prepayment Percentage": at any time, the decimal equivalent of a fraction, the numerator of which is the aggregate principal amount of Loans outstanding at such time and the denominator of which is the aggregate principal amount of Loans and 1996 Term Loans outstanding at such time.

          "Properties": each parcel of real property currently or previously owned or operated by the Company or any Subsidiary of the Company.

          "Regulation U": Regulation U of the Board, as from time to time in effect.

          "Release Lenders": at a particular time, Lenders that hold Loans in an aggregate principal amount equal to at least 75% of the sum of the aggregate unpaid principal amount of the Loans at such time.

          "Reorganization": with respect to a Multiemployer Plan, the condition that such Plan is in reorganization as such term is used in
Section 4241 of ERISA.

          "Reportable Event": any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

          "Required Lenders": at a particular time, Lenders that hold Loans in an aggregate principal amount equal to at least 51% of the sum of the aggregate unpaid principal amount of the Loans outstanding at such time.

          "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation (including, without limitation, Environmental Laws) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer": the chief executive officer or the chief operating officer of the Company or, with respect to financial matters, the chief financial officer or controller of the Company.

          "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "Sixth Amendment": the Sixth Amendment, dated as of April 7, 1999, to the 1996 Credit Agreement.

          "Stock Repurchase Program": as defined in the preamble hereto.

          "Subsidiary": as to any Person, any corporation, partnership or other entity of which shares of stock of each class or other equity interests having ordinary voting power (other than stock or other equity interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. A Subsidiary shall be deemed wholly-owned by a Person who owns all of the voting shares or other equity interests of such Subsidiary except for directors' qualifying or similar shares.

          "Subsidiary Guarantee": the Subsidiary Guarantee to be executed by each Subsidiary Guarantor in favor of the Administrative Agent, for the ratable benefit of the Lenders, substantially in the form of Exhibit E hereto, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary Guarantor": the Material Subsidiaries of Holdings and such other Subsidiaries as the Company may elect to include as guarantors, other than Foreign Subsidiaries of Holdings or the Company or other Subsidiaries of Holdings or the Company if more than 65% of the assets of such subsidiaries are securities of foreign Persons (such determination to be made on the basis of fair market value); provided that the term "Subsidiary Guarantor" shall, in any event, include any Subsidiary which enters into a Guarantee pursuant to subsection 7.8(b).

          "Subsidiary Note": the promissory note made by Gulfstream Aerospace Corporation, a Georgia corporation and a Subsidiary of the Company, in favor of the Company and evidencing the intercompany indebtedness owed from time to time by such Subsidiary to the Company.

          "Subsidiary Pledge Agreement": the Subsidiary Pledge Agreement to be executed by each Subsidiary Pledgor in favor of the Collateral Agent, for the ratable benefit of the Lenders, substantially in the form of Exhibit F hereto, as the same may be amended, supplemented or otherwise modified from time to time (it being understood and agreed that, subject to Section 7.8(c) hereof, the Subsidiary Pledge Agreement shall not require a Subsidiary Pledgor to pledge (x) any of the stock of any Foreign Subsidiary of the Subsidiary Pledgor, the Company or Holdings which is owned by a Foreign Subsidiary of the Subsidiary Pledgor, the Company or Holdings or
(y) more than 65% of the stock of (i) any other Foreign Subsidiary of the Subsidiary Pledgor, the Company or Holdings or (ii) any other Subsidiary of the Subsidiary Pledgor, the Company or Holdings if more than 65% of the assets of such Subsidiary are securities of foreign Persons (such determination to be made on the basis of fair market value)).

          "Subsidiary Pledgor": any Subsidiary of the Company which, after the Closing Date, enters into a Pledge Agreement pursuant to subsection 7.8(a).

          "Term Installment Payment Date": as defined in subsection 2.2.

          "Termination Date": April 15, 2000.

          "Type": as to any Loan, its nature as an ABR Loan or a Eurodollar
Loan.

          "Used Aircraft Inventory Financing": the collective reference to each financing arrangement (other than any sale in which there is no recourse to the Company or any of its Subsidiaries, to the extent that such a sale might be deemed to be a financing arrangement) between any Financing Subsidiary and a third party with regard to used aircraft held by the Company or any of its Subsidiaries in inventory, substantially upon the terms set forth in Schedule 1.1B; provided, in any event, that all such arrangements collectively shall be limited to such portion of the used aircraft inventory of the Company and its Subsidiaries having a fair market value not in excess of $200,000,000 in the aggregate.

          "Working Day": any day on which dealings in foreign currencies and exchange between banks may be carried on in London, England and in New York, New York.

          "Year 2000 Problem": as defined in subsection 5.15.

          1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, any other Credit Document or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in the Notes, any other Credit Document and any certificate or other document made or delivered pursuant hereto, accounting terms relating to Holdings, the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection
1.1 to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to the singular and plural forms of such terms.


          SECTION 2. TERM LOANS
                     ----------

          2.1 Term Loans. Subject to the terms and conditions hereof, each Lender severally agrees to make term loans in Dollars (individually, a "Loan"; and collectively, the "Loans") to the Company from time to time during the Commitment Period in an aggregate principal amount not to exceed such Lender's Commitment. Any Loans made on the Closing Date shall initially be ABR Loans.

          2.2 Repayment of Loans. The Company shall repay the Loans in 12 consecutive quarterly installments on the last day of each March, June, September and December (each such day, a "Term Installment Payment Date"), commencing on June 30, 2000, each of which installments on any such date shall be the amount set forth opposite such date below (or such earlier date on which the Loans become due and payable hereunder):

               Installment Date                         Amount
               ----------------                         ------

               June 30, 2000                            $8,333,333.25
               September 30, 2000                       $8,333,333.25
               December 31, 2000                        $8,333,333.25
               March 31, 2001                           $8,333,333.25
               June 30, 2001                            $20,833,333.37
               September 30, 2001                       $20,833,333.37
               December 31, 2001                        $20,833,333.37
               March 31, 2002                           $20,833,333.37
               June 30, 2002                            $20,833,333.38
               September 30, 2002                       $20,833,333.38
               December 31, 2002                        $20,833,333.38
               March 31, 2003                           $20,833,333.38

If the aggregate principal amount of the Loans outstanding on the Termination Date is less than $200,000,000, each of the amounts set forth in the table above shall be reduced ratably.

2.3 Proceeds of Loans. The Company shall use the proceeds of the Loans solely (a) to finance the purchase of shares of common stock of Holdings pursuant to the Stock Repurchase Program, (b) to pay fees and expenses in connection with the Stock Repurchase Program, this Agreement and the transactions contemplated thereby and hereby and (c) for working capital and general corporate purposes.

          SECTION 3.  [RESERVED]

          SECTION 4.  GENERAL PROVISIONS APPLICABLE TO LOANS
                      --------------------------------------

          4.1 Procedure for Borrowing. (a) The Company may borrow under the Commitments during the Commitment Period on any Working Day, if the borrowing is of Eurodollar Loans, or on any Business Day, if the borrowing is of ABR Loans, provided that the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time (i) three Working Days prior to the requested Borrowing Date if all or any part of the Loans are to be Eurodollar Loans and (ii) one Business Day prior to the requested Borrowing Date if the borrowing is to be solely of ABR Loans) specifying (A) the amount of the borrowing, (B) the requested Borrowing Date, (C) whether such Loans are initially to be Eurodollar Loans or ABR Loans, or a combination thereof, and (D) if the borrowing is to be entirely or partly Eurodollar Loans, the length of the Interest Period for such Eurodollar Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender (which notice shall in any event be delivered to each Lender by 4:00 P.M., New York City time, on such date). Not later than 12:00 Noon, New York City time, on the Borrowing Date specified in such notice, each Lender shall make available to the Administrative Agent at the office of the Administrative Agent specified in subsection 11.2 (or at such other location as the Administrative Agent may direct) an amount in immediately available funds equal to the amount of the Loan to be made by such Lender. Loan proceeds received by the Administrative Agent hereunder shall promptly be made available to the Company by the Administrative Agent's crediting the account of the Company, at the office of the Administrative Agent specified in subsection 11.2, with the aggregate amount actually received by the Administrative Agent from the Lenders and in like funds as received by the Administrative Agent.

          (b) Any borrowing of Eurodollar Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of all Eurodollar Loans having the same Interest Period shall not be less than $5,000,000, or a whole multiple of $1,000,000 in excess thereof, and (ii) no more than ten Interest Periods shall be in effect at any one time.

          (c) Eurodollar Loans shall be made by each Lender at its Eurodollar Lending Office and ABR Loans shall be made by each Lender at its ABR Lending Office.

          4.2. Repayment of Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of the Loan of such Lender, in accordance with the applicable amortization schedule set forth in subsection 2.2 (or the then unpaid principal amount of such Loans, on the date that any or all of the Loans become due and payable pursuant to
Section 9). The Company hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.7.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain the Register pursuant to subsection 11.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 4.2(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Loans made to such Company by such Lender in accordance with the terms of this Agreement.

          (e) The Company agrees that, upon the request to the Company and the Administrative Agent by any Lender, the Company will execute and deliver to such Lender a promissory note of the Company evidencing the Loans of such Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "Note").

          4.3 Conversion Options. The Company may elect from time to time to convert Eurodollar Loans into ABR Loans by giving the Administrative Agent irrevocable notice of such election, to be received by the Administrative Agent prior to 12:00 Noon, New York City time, at least three Working Days prior to the proposed conversion date, provided that any such conversion of Eurodollar Loans shall only be made on the last day of an Interest Period with respect thereto. The Company may elect from time to time to convert all or a portion of the ABR Loans then outstanding to Eurodollar Loans by giving the Administrative Agent irrevocable notice of such election, to be received by the Administrative Agent prior to 12:00 Noon, New York City time, at least three Working Days prior to the proposed conversion date, specifying the Interest Period selected therefor, and, if no Default or Event of Default has occurred and is continuing, such conversion shall be made on the requested conversion date or, if such requested conversion date is not a Working Day, on the next succeeding Working Day. Upon receipt of any notice pursuant to this subsection 4.3, the Administrative Agent shall promptly, but in any event by 4:00 P.M., New York City time, notify each Lender thereof. All or any part of the outstanding Loans may be converted as provided herein, provided that partial conversions of Loans shall be in the aggregate principal amount of $5,000,000, or a whole multiple of $1,000,000 in excess thereof, and the aggregate principal amount of the resulting Eurodollar Loans outstanding in respect of any one Interest Period shall be at least $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

          4.4 Changes of Commitment Amounts. (a) The Company shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate or, from time to time, reduce the Commitments subject to the provisions of this subsection 4.4.

          (b) Any partial reduction of the Commitments shall be in an amount of $2,500,000 or a whole multiple of $1,000,000 in excess thereof, and shall, in each case, reduce permanently the amount of the Commitments then in effect.

          4.5 Optional Prepayments. (a) The Company may at any time and from time to time prepay Loans, in whole or in part, without premium or penalty, upon at least one Business Days' irrevocable notice to the Administrative Agent in the case of ABR Loans, and three Business Days' irrevocable notice to the Administrative Agent in the case of Eurodollar Loans, specifying the date and amount of prepayment, provided that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Company shall also pay any amounts owing pursuant to subsection 4.21. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. If such notice is given, the Company shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein.
Accrued interest on any Notes or on the amount of any Loans paid in full pursuant to this subsection 4.5 shall be paid on the date of such prepayment. Accrued interest on the amount of any partial prepayment shall be paid on the Interest Payment Date next succeeding the date of such partial prepayment (or in the case of prepayment in full of Loans, on the date of such payment). Partial prepayments of Loans shall be in an aggregate principal amount equal to the lesser of (A) $2,500,000 or a whole multiple of $1,000,000 in excess thereof and (B) the aggregate unpaid principal amount of the Loans, as the case may be. Except as otherwise may be agreed by the Company and the Required Lenders, any prepayment of the Loans pursuant to this subsection 4.5 shall be applied, first, to the installments of the Loans scheduled to be paid during the next twelve months after the date of such prepayment and second the balance, if any, to the remaining installments of the Loans on a pro rata basis. Amounts prepaid on account of the Loans pursuant to this subsection 4.5 or otherwise may not be reborrowed.

          (b) Optional prepayments of the Loans must be accompanied by a ratable prepayment of the outstanding principal amount of 1996 Term Loans and optional prepayments of 1996 Term Loans must be accompanied by a ratable prepayment of outstanding Loans (based on the respective then outstanding principal amounts of the Loans and the 1996 Term Loans).

          4.6 Mandatory Prepayments. (a) Subject to the provisions of subsection 8.5 promptly following the consummation of any Asset Sale by the Company or any of its Subsidiaries, in the case of cash proceeds, and promptly following receipt of cash proceeds representing payments under notes or other securities received in connection with any non-cash consideration obtained in connection with such Asset Sale, the Company shall, to the extent that the cumulative amount of Net Proceeds received after the Closing Date exceeds $50,000,000, or to the extent that the cumulative amount of Net Proceeds received after the Closing Date in excess of $20,000,000 are not reinvested in the business of the Company within twelve months, apply an amount equal to the Prepayment Percentage of such amount first to the installments of the Loans scheduled to be paid during the next twelve months after the date of such prepayment and second to the remaining installments of the Loans on a pro rata basis.

          (b) Upon receipt by the Administrative Agent of the Net Proceeds required to be paid to the Lenders hereunder from any Asset Sale (i) consisting of the sale of all of the shares of stock of any Subsidiary Guarantor, the obligations of such Subsidiary Guarantor under its Guarantee shall automatically be discharged and released without any further action by the Administrative Agent or any Lender, provided that the Administrative Agent and the Lenders agree, upon the request of the Company, to execute and deliver any instrument or other document in a form acceptable to the Administrative Agent which may reasonably be required to evidence such discharge and release and (ii) in connection with the sale or other disposition of the capital stock of a Subsidiary of the Company, the Collateral Agent shall release to the pledgor thereof, without representation, warranty or recovery, express or implied, the capital stock of such Subsidiary held by it as Pledged Stock (as defined in the relevant Pledge Agreement), if any, under the relevant Pledge Agreement.

          (c) The Company shall give the Administrative Agent (which shall promptly notify each Lender) at least one Business Day's notice of each prepayment pursuant to this subsection 4.6 setting forth the date and amount thereof. Prepayment of Eurodollar Loans, if not on the last day of the Interest Period with respect thereto, shall, at the Company's option as long as no Default or Event of Default has occurred and is continuing, be prepaid subject to the provisions of subsection 4.21 or such Net Proceeds (after application to any ABR Loans) shall be deposited with the Administrative Agent as cash collateral for such Eurodollar Loans on terms reasonably satisfactory to the Administrative Agent and thereafter shall be applied to the prepayment of the Loans constituting Eurodollar Loans on the last day of the respective Interest Periods for such Eurodollar Loans next ending most closely to the date of receipt of such Net Proceeds. After such application, unless a Default or an Event of Default shall have occurred and be continuing, any remaining interest earned on such cash collateral shall be paid to the Company.

          (d) Amounts prepaid on account of the Loans pursuant to this subsection 4.6 or otherwise may not be reborrowed. Accrued interest on any Loans prepaid pursuant to this subsection 4.6 shall be paid on the Interest Payment Date next succeeding the date of any partial prepayment and on the date of such payment or prepayment in the case of a payment or prepayment in full of the Loans.

          4.7 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

          (b) ABR Loans shall bear interest for the period from and including the date thereof until maturity thereof on the unpaid principal amount thereof at a rate per annum equal to the ABR plus the Applicable Margin.

          (c) If all or a portion of (i) the principal amount of any of the Loans or (ii) any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lenders under
Section 9, bear interest at a rate per annum which is (x) in the case of overdue principal, 2% above the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection or (y) in the case of overdue interest, 2% above the rate described in paragraph (b) of this subsection, in each case from the date of such nonpayment until such amount is paid in full (as well after as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable on demand.

          4.8 Computation of Interest and Fees. (a) Interest in respect of ABR Loans at any time the ABR is calculated based on the Prime Rate and all fees hereunder shall be calculated on the basis of a 365 or 366, as the case may be, day year for the actual days elapsed. Interest in respect of Eurodollar Loans and ABR Loans at any time the ABR is not calculated based on the Prime Rate shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirement shall become effective as of the opening of business on the day on which such change in the ABR or the Eurocurrency Reserve Requirement, as the case may be, becomes effective. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of the effective date and the amount of each such change.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Company, deliver to the Company a statement showing the quotations used by the Administrative Agent in determining the Eurodollar Rate.

          4.9 Commitment Fee. The Company agrees to pay to the Administrative Agent, for the account of each Lender, a commitment fee of 0.35% per annum from and including the Closing Date to but excluding the Termination Date on the average daily amount of such Lender's Available Commitment during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

          4.10 Certain Fees. The parties hereto acknowledge and agree that the Company has agreed to pay to Chase the fees set forth in the letter agreement dated as of March 12, 1999 between the Company, Chase and Chase Securities Inc. The parties hereto acknowledge and agree that the Company's only obligation is to pay such fees to Chase in accordance with the terms of such letter agreement and the Company is not liable or otherwise obligated to the Lenders to pay such fees.

          4.11 [RESERVED]

          4.12 [RESERVED]

          4.13 [RESERVED]

          4.14 [RESERVED]

          4.15 [RESERVED]

          4.16 [RESERVED]

          4.17 Inability to Determine Interest Rate. In the event that the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Company) that (a) by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period with respect to (i) proposed Loans that the Company has requested be made as Eurodollar Loans, (ii) any Eurodollar Loans that will result from the requested conversion of all or part of ABR Loans into Eurodollar Loans or (iii) the continuation of any Eurodollar Loan as such for an additional Interest Period, or (b) dollar deposits in the relevant amount and for the relevant period with respect to any such Eurodollar Loan are not available to any of the Lenders in their respective Eurodollar Lending Offices' interbank eurodollar market, the Administrative Agent shall forthwith give notice of such determination, confirmed in writing, to the Company and the Lenders at least one day prior to, as the case may be, the requested Borrowing Date, the conversion date or the last day of such Interest Period. If such notice is given (i) any requested Eurodollar Loans shall be made as ABR Loans, (ii) any ABR Loans that were to have been converted to Eurodollar Loans shall be continued as ABR Loans, and (iii) any outstanding Eurodollar Loans shall be converted, on the last day of the then current Interest Period applicable thereto, into ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made.

          4.18 Pro Rata Treatment and Payments. (a) Each borrowing of any Loans by the Company from the Lenders, each payment by the Company on account of any fee hereunder (other than as set forth in subsection 4.10), and payments to Lenders in respect of proceeds of collateral and any reduction of the Commitments hereunder shall be made pro rata according to the relevant Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Company on account of principal of and interest on the Loans (other than as set forth in subsections 4.19, 4.20 and 4.21) shall be made pro rata according to the relevant Commitment Percentages of the Lenders. All payments (including prepayments) to be made by the Company on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds. The Administrative Agent shall promptly distribute such payments ratably to each Lender in like funds as received. If any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Working Day.

          (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount which would constitute its relevant Commitment Percentage of the borrowing on such date available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Borrowing Date in accordance with subsection 4.1 and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is made available to the Administrative Agent by such Lender on a date after such Borrowing Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal funds rate during such period as quoted by the Administrative Agent, times (ii) the amount of such Lender's relevant Commitment Percentage of such borrowing not made available on such Borrowing Date, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which such Lender's relevant Commitment Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection 4.18(b) shall be conclusive, absent manifest error. If such Lender's relevant Commitment Percentage of such borrowing is not in fact made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder and on demand, from the Company, without prejudice to any rights which the Company or the Administrative Agent may have against such Lender hereunder. Nothing contained in this subsection 4.18(b) shall relieve any Lender which has failed to make available its ratable portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof.

          (c) The failure of any Lender to make the Loan to be made by it on any Borrowing Date shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such Borrowing Date.

          (d) All payments and optional prepayments (other than prepayments as set forth in subsection 4.20 with respect to increased costs) of Eurodollar Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Loans with the same Interest Period shall not be less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

          (e) Each Lender, Assignee and Participant that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, or any estate or trust that is subject to U.S. federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Company and the Administrative Agent, and if applicable, the assigning Lender (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) on or before the date on which it becomes a party to this Agreement (or, in the case of a Participant, on or before the date on which such Participant purchases the related participation) either:

          (A) (x) two duly completed and signed copies of either Internal Revenue Service Form W-8BEN (relating to such Non-U.S. Lender and entitling it to a complete exemption from withholding of U.S. Taxes on all amounts to be received by such Non-U.S. Lender pursuant to this Agreement and the other Credit Documents) or Form W-8ECI (relating to all amounts to be received by such Non-U.S. Lender pursuant to this Agreement and the other Credit Documents), or successor and related applicable forms, as the case may be, and (y) two duly completed and signed copies of Internal Revenue Service Form W-8 or W-9, or successor and related applicable forms, as the case may be (including, where applicable with respect to both clause (x) and clause (y), any such forms required to be provided to certify to such exemption on behalf of all of such Non-U.S. Lender's beneficial owners); or

          (B) in the case of a Non-U.S. Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that does not comply with the requirements of clause (A) hereof, (x) a statement in the form of Exhibit G (or such other form of statement as shall be reasonably requested by the Company from time to time) to the effect that such Non-U.S. Lender is eligible for a complete exemption from withholding of U.S. Taxes under Code Section 871(h) or 881(c) (and, where applicable, such statements to certify to eligibility for such exemption of all of such Non-U.S. Lender's beneficial owners), and (y) two duly completed and signed copies of Internal Revenue Service Form W-8BEN or successor and related applicable form (including, where applicable, such forms with respect to all of such Non-U.S. Lender's beneficial owners)(it being understood and agreed that no Participant and, without the prior written consent of the Company described in clause (C) of the proviso to the first sentence of subsection 11.6(c), no Assignee shall be entitled to deliver any forms or statements pursuant to this clause (B), but rather shall be required to deliver forms pursuant to clause (A) of this subsection 4.18(e)).

Each Non-U.S. Lender that delivers a statement in the form of Exhibit G (or such other form of statement as shall have been requested by the Company) agrees that it shall be the sole beneficial and record owner of Loans or Notes held by it. Further, each Non-U.S. Lender agrees (i) to deliver to the Company and the Administrative Agent, and if applicable, the assigning Lender (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two further duly completed and signed copies of such Forms W-8BEN, W-8ECI or W-9, as the case may be, (and, where applicable, such forms relating to all of its beneficial owners) or successor and related applicable forms, on or before the date that any such form expires or becomes obsolete and promptly after the occurrence of any event requiring a change from the most recent form(s) previously delivered by it to the Company (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) in accordance with applicable U.S. laws and regulations,
(ii) in the case of a Non-U.S. Lender that delivers a statement in the form of Exhibit G (or such other form of statement as shall have been requested by the Company), to deliver to the Company and the Administrative Agent, and if applicable, the assigning Lender, such statement (including, where applicable, any such statements from its beneficial owners) on an annual basis on the anniversary of the date on which such Non-U.S. Lender became a party to this Agreement and to deliver promptly to the Company and the Administrative Agent, and if applicable, the assigning Lender, such additional statements and forms as shall be reasonably requested by the Company from time to time, and (iii) to notify promptly the Company and the Administrative Agent (or, in the case of a Participant, the Lender from which the related participation shall have been purchased) if it is no longer able to deliver, or if it is required to withdrawn or cancel, any form or statement previously delivered by it pursuant to this subsection 4.18(e). Each Non-U.S. Lender agrees to indemnify and hold harmless the Company from and against any taxes, penalties, interest or other costs or losses (including, without limitation, reasonable attorneys' fees and expenses) incurred or payable by the Company as a result of the failure of the Company to comply with its obligations to deduct or withhold any U.S. Taxes from any payments made pursuant to this Agreement to such Non-U.S. Lender or the Administrative Agent which failure resulted from the Company's reliance on any form, statement, certificate or other information provided to it by such Non-U.S. Lender pursuant to clause (B) or clause
(ii) of this subsection 4.18(e). The Company hereby agrees that for so long as a Non-U.S. Lender complies with this subsection 4.18(e), the Company shall not withhold any amounts from any payments made pursuant to this Agreement to such Non-U.S. Lender, unless the Company reasonably determines that it is required by law to withhold or deduct any amounts from any payments made to such Non-U.S. Lender pursuant to this Agreement. Notwithstanding any other provision of this subsection 4.18(e), a Non-U.S. Lender shall not be required to deliver any form or statement pursuant to the immediately preceding sentences in this subsection 4.18(e) that such Non-U.S. Lender is not legally able to deliver (it being understood and agreed that the Company shall withhold or deduct such amounts from any payments made to such Non-U.S. Lender that the Company reasonably determines are required by law). If any Credit Party other than the Company makes any payment to any Non-U.S. Lender under any Credit Document, the foregoing provisions of this subsection 4.18(e) shall apply to such Non-U.S. Lender and such Credit Party as if such Credit Party were the Company (but a Non-U.S. Lender shall not be required to provide any form or make any statement to any such Credit Party unless such Non-U.S. Lender has received a request to do so from such Credit Party and has a reasonable time to comply with such request).

          4.19 Illegality. Notwithstanding any other provisions herein, if any Requirement of Law or any change therein or in the interpretation or application thereof occurring after the date that any lender becomes a Lender party to this Agreement, shall make it unlawful for such Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, the commitment of such Lender hereunder to make Eurodollar Loans or to convert all or a portion of ABR Loans into Eurodollar Loans shall forthwith be cancelled and such Lender's Loans then outstanding as Eurodollar Loans, if any, shall, if required by law and if such Lender so requests, be converted automatically to ABR Loans on the date specified by such Lender in such request. To the extent that such affected Eurodollar Loans are converted into ABR Loans, all payments of principal which would otherwise be applied to such Eurodollar Loans shall be applied instead to such Lender's ABR Loans. The Company hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion in accordance with this subsection 4.19 including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder (such Lender's notice of such costs, as certified to the Company through the Administrative Agent, to be conclusive absent manifest error).

          4.20 Requirements of Law. (a) In the event that, at any time after the date hereof, any Requirement of Law or any change therein or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority:

               (i) does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note or any Eurodollar Loans made by it, or change the basis of taxation of payments to such Lender of principal, commitment fee, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Lender);

               (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Eurodollar Rate; or

               (iii) does or shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender of making, converting, renewing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case, in respect of its Eurodollar Loans, then, in any such case, the Company shall promptly pay such Lender, on demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender deems to be material as determined by such Lender with respect to such Eurodollar Loans, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the ABR plus the Applicable Margin for ABR Loans.

          (b) In the event that at any time after the date hereof, any Change in Law with respect to any Lender shall, in the opinion of such Lender, require that any Commitment of such Lender be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by such Lender or any corporation controlling such Lender, and such Change in Law shall have the effect of reducing the rate of return on such Lender's or such corporation's capital, as the case may be, as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation, as the case may be, could have achieved but for such Change in Law (taking into account such Lender's or such corporation's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time following notice by such Lender to the Company of such Change in Law as provided in paragraph (c) of this subsection 4.20, within 15 days after demand by such Lender, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation, as the case may be, for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection 4.20, it shall promptly notify the Company, through the Administrative Agent, of the event by reason of which it has become so entitled. If any Lender has notified the Company through the Administrative Agent of any increased costs pursuant to paragraph (a) of this subsection 4.20, the Company at any time thereafter may, upon at least two Working Days' notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and subject to subsection 4.21, prepay (or convert into ABR Loans) all (but not a part) of the Eurodollar Loans then outstanding. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of paragraph (a) of this subsection 4.20 with respect to such Lender, it will, if requested by the Company and to the extent permitted by law or by the relevant Governmental Authority, endeavor in good faith to avoid or minimize the increase in costs or reduction in payments resulting from such event (including, without limitation, endeavoring to change its Eurodollar Lending Office); provided, however, that such avoidance or minimization can be made in such a manner that such Lender, in its sole determination, suffers no economic, legal or regulatory disadvantage. If any Lender has notified the Company, through the Administrative Agent, of any increased costs pursuant to paragraph (b) of this subsection 4.20, the Company at any time thereafter may, upon at least three Business Days' notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and subject to subsection 4.21, reduce or terminate the Commitments in accordance with subsection 4.4.

          (d) A certificate submitted by such Lender, through the Administrative Agent, to the Company shall be conclusive in the absence of manifest error. The covenants contained in this subsection 4.20 shall survive the termination of this Agreement and payment of the outstanding Notes.

          4.21 Indemnity. The Company agrees to indemnify each Lender and to hold such Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Company in payment of the principal amount of or interest on any Eurodollar Loans of such Lender, including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder, (b) default by the Company in making a borrowing of Eurodollar Loans after the Company has given a notice in accordance with subsection 4.1 or in making a conversion of ABR Loans to Eurodollar Loans after the Company has given notice in accordance with subsection 4.3, (c) default by the Company in making any prepayment of Eurodollar Loans after the Company has given a notice in accordance with subsections 4.5 and 4.6 or (d) a payment or prepayment of a Eurodollar Loan or conversion of any Eurodollar Loan into an ABR Loan, in either case on a day which is not the last day of an Interest Period with respect thereto, including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans hereunder. This covenant shall survive termination of this Agreement and payment of the outstanding Obligations.


          SECTION 5.  REPRESENTATIONS AND WARRANTIES
                      ------------------------------

          In order to induce the Lenders to enter into this Agreement and to continue and make the Loans, the Company hereby represents and warrants to each Lender and the Administrative Agent, on and as of the Closing Date and on the date of each Loan made, that:

          5.1 Corporate Existence; Compliance with Law. Each Credit Party and each of its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, except to the extent that the failure to possess such corporate power and authority and such legal right would not, in the aggregate, have a Material Adverse Effect, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have Material Adverse Effect and (d) is in compliance with all Requirements of Law (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any applicable federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Materials), except to the extent that the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

          5.2 Corporate Power; Authorization. Each Credit Party has the corporate power and authority and the legal right to make, deliver and perform the Credit Documents to which it is a party and to pledge the Pledged Stock pursuant to the Pledge Agreement to which it is a party, and the Company has the corporate power and authority and legal right to borrow hereunder. Each Credit Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party, the pledge of the Pledged Stock pursuant to the Pledge Agreement to which it is a party and, in case of the Company, to authorize the borrowings hereunder. No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery or performance by any Credit Party, or the use of proceeds of the Loans on the Closing Date as contemplated hereby, or the validity or enforceability against any Credit Party, of any Credit Document, to the extent that it is a party thereto, or the pledge of the Pledged Stock pursuant to the Pledge Agreements, or the guarantee of the Obligations pursuant to the Guarantees.

          5.3 Enforceable Obligations. Each of the Credit Documents has been duly executed and delivered on behalf of the Credit Party thereto and each of such Credit Documents constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          5.4 No Legal Bar. The performance of each Credit Document, the pledge of the Pledged Stock pursuant to the Pledge Agreements, the guarantee of the Obligations pursuant to the Guarantees and the use of the proceeds of the Loans will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon any Credit Party, any of its Subsidiaries or any of its properties or assets, which violations, individually or in the aggregate, would have a material adverse effect on the ability of such Credit Party to perform its obligations under the Credit Documents to the extent that it is a party thereto, or which would give rise to any liability on the part of the Administrative Agent or any Lender, or which would have a Material Adverse Effect, and will not result in the creation or imposition of (or the obligation to create or impose) any Lien (other than liens created pursuant to the Credit Documents) on any of its or their respective properties or assets pursuant to any Requirement of Law applicable to it or them, as the case may be, or any of its or their Contractual Obligations, except for the Liens arising under the Pledge Agreements.

          5.5 No Material Litigation. No litigation or investigation known to the Company through receipt of written notice or proceeding of or by any Governmental Authority or any other Person is pending against any Credit Party or any of its Subsidiaries, including, without limitation, the investigations, actions, suits and proceedings described in Schedule 5.5,
(a) with respect to the validity, binding effect or enforceability of any Credit Document or with respect to the Loans made hereunder, the use of proceeds thereof and the other transactions contemplated hereby or thereby, or (b) which would have a Material Adverse Effect.

          5.6 Financial Condition.
              -------------------

          (a) The audited consolidated balance sheet of Holdings and its Subsidiaries at December 31, 1998, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal year ended on such date, reported on by Deloitte & Touche LLP, copies of each of which have heretofore been furnished to each Lender, present fairly in accordance with GAAP in all material respects the consolidated financial condition of Holdings and its Subsidiaries as at such date, and the consolidated results of their operations and cash flows for the fiscal period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the period involved (except as concurred in by the Accountants (as defined below)). Except as disclosed in the 1998 10K neither Holdings nor any of its Subsidiaries had, as of the date of such financial statements, any material obligation, contingent or otherwise, which was not reflected in the foregoing statements or in the notes thereto and which would have a Material Adverse Effect.

          (b) Except as set forth in the 1998 10K, there have not been any events or states of fact which individually or in the aggregate would have a Material Adverse Effect.

          (c) Between December 31, 1998 and the Closing Date, except as disclosed in Schedule 5.6(c) or pursuant to the Stock Repurchase Program, no dividends or other distributions have been declared, paid or made upon any shares of capital stock of the Company nor have any shares of capital stock of the Company been redeemed, retired, purchased or otherwise acquired by the issuer thereof.

          5.7 Investment Company Act. Neither any Credit Party nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

          5.8 Federal Regulation. No part of the proceeds of any of the Loans will be used for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board. Neither the Company nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under said Regulation U.

          5.9 No Default. Neither the Company nor any of its Subsidiaries is in default in the payment or performance of any of its or their Contractual Obligations in any respect which would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in default under any order, award or decree of any Governmental Authority or arbitrator binding upon or affecting it or them or by which any of its or their properties or assets may be bound or affected in any respect which would have a Material Adverse Effect and no such order, award or decree would materially adversely affect the ability of the Company and its Subsidiaries taken as a whole to carry on their businesses as presently conducted or the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party.

          5.10 No Burdensome Restrictions. Neither the Company nor any of its Subsidiaries is a party to or is bound by any Contractual Obligation or subject to any Requirement of Law or other corporate restriction which would have a Material Adverse Effect.

          5.11 Taxes. Each of the Company and its Subsidiaries has filed or caused to be filed or has timely requested an extension to file or has received an approved extension to file all tax returns which, to the knowledge of the Company, are required to have been filed, and has paid all taxes shown to be due and payable on said returns or extension requests or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided in the books of the Company or its Subsidiaries, as the case may be), except any such filings or taxes, fees or charges, the making of or the payment of which, or the failure to make or pay, would not have a Material Adverse Effect, and, to the knowledge of the Company, no claims are being asserted with respect to any such taxes, fees or other charges (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided in the books of the Company or its Subsidiaries, as the case may be), except as to any such taxes, fees or other charges, the payment of which, or the failure to pay, would not have a Material Adverse Effect.

          5.12 Subsidiaries. As of the Closing Date, the Subsidiaries of the Company listed on Schedule 5.12A constitute all of the Domestic Subsidiaries of the Company and the Subsidiaries listed on Schedule 5.12B constitute all of the Foreign Subsidiaries of the Company.

          5.13 Ownership of Property; Liens. Except as set forth in the 1998 10K, the Company and each of its Subsidiaries has good and marketable title to, or valid and subsisting leasehold interests in, all its respective material real property, and good title to all its respective material other property, and none of such property is subject, except as permitted hereunder, to any Lien (including, without limitation and subject to subsection 8.2 hereof, Federal, state and other tax liens).

          5.14 ERISA. No "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or Reportable Event (other than a Reportable Event with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred during the five years preceding each date on which this representation is made or deemed made with respect to any Plan in any case the consequences of which would have a Material Adverse Effect. Except as disclosed in Schedule 5.14, the present value of all accrued benefits under each Single Employer Plan maintained by the Company or a Commonly Controlled Entity (based on those assumptions used to fund such Plan) did not, as of the most recent annual valuation date in respect of each such Plan, exceed the fair market value of the assets of the Plan (including for these purposes accrued but unpaid contributions) allocable to such benefits by more than $2,000,000, and the present value of all accrued benefits under all such Single Employer Plans under which the present value of benefits exceeds the assets allocable thereto did not, as of such valuation date, exceed the fair market value of all such Plans (including for these purposes accrued but unpaid contributions) allocable to such benefits by more than $15,000,000. The liability to which the Company or any Commonly Controlled Entity would become subject under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date hereof would not have a Material Adverse Effect. No Multiemployer Plan is either in Reorganization or Insolvent in any case the consequences of which would have a Material Adverse Effect.

          5.15 Year 2000. The Company reasonably anticipates that it will on a timely basis successfully resolve the risk that, after December 31, 1999, computer applications used by the Company may be unable to recognize and properly perform date-sensitive functions involving required dates prior to and all dates after December 31, 1999 (the "Year 2000 Problem") for all of the Company's material computer applications. The Company, on the basis of inquiries made, reasonably believes that each supplier and vendor of the Company that is of material importance to the financial well-being of the Company will also successfully resolve on a timely basis the Year 2000 Problem for all of its material computer applications.

          SECTION 6. CONDITIONS PRECEDENT
                     --------------------

          6.1 Conditions to Effectiveness of this Agreement and Loans. The effectiveness of this Agreement and the obligation of each Lender to make its Loans on the Borrowing Date are subject to the satisfaction, or waiver by the Lenders (or, in the case of conditions specified 6.1(g) or (p), by the Administrative Agent) immediately prior to or concurrently with the effectiveness of this Agreement or the making of such Loans, as the case may be, of the following conditions precedent:

          (a) Term Loan Agreement. The Administrative Agent shall have received this Agreement, executed and delivered by a duly authorized officer of the Company with a counterpart for each Lender.

          (b) Pledge Agreements. The Collateral Agent shall have received the Holdings Pledge Agreement and the Company Pledge Agreement, each executed and delivered by a duly authorized officer of the Credit Party party thereto, together with (to the extent not otherwise previously received by the Administrative Agent) (i) (A) the Holdings Note, (B) the Subsidiary Note and (C) all stock certificates representing all of the Pledged Stock (as defined in such Pledge Agreement) and (ii) undated stock powers for each certificate representing such Pledged Stock, and undated endorsements to the Holdings Note and the Subsidiary Note, each duly executed in blank and delivered by a duly authorized officer of such Credit Party, and in each case accompanied by the acknowledgement and consent of each issuer of such Pledged Stock or such note thereunder, as the case may be, in the form annexed to each such Pledge Agreement.

          (c) Guarantees. The Administrative Agent shall have received (i) the Holdings Guarantee, executed and delivered by a duly authorized officer of Holdings, and (ii) the Subsidiary Guarantee, executed and delivered by a duly authorized officer of each Subsidiary Guarantor.

          (d) Amendment of 1996 Credit Agreement. The Administrative Agent shall have received evidence satisfactory to it that the 1996 Credit Agreement has been amended by the Sixth Amendment.

          (e) Amendment of Holdings Note. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Holdings Note has been amended to extend the maturity date thereof to October 1, 2004 and to include the Obligations as senior debt thereunder.

          (f) [RESERVED]

          (g) Legal Opinions. The Administrative Agent shall have received such legal opinions covering the transactions contemplated by this Agreement as the Administrative Agent shall reasonably request, dated the Closing Date and addressed to the Administrative Agent and the Lenders, including, (i) an opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel to Holdings and the Company, substantially in the form of Exhibit H-1 hereto with such changes thereto as may be approved by and otherwise in form and substance reasonably satisfactory to the Administrative Agent and its counsel and (ii) an opinion of General Counsel to the Company, substantially in the form of Exhibit H-2 hereto with such changes thereto as may be approved by and otherwise in form and substance reasonably satisfactory to the Administrative Agent and its counsel. Such opinions shall also cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent shall reasonably require.

          (h) Insurance. The Administrative Agent shall have received a schedule describing all insurance maintained by the Company and its Subsidiaries pursuant to subsection 7.5(b), which schedule shall set forth for each insurance policy the scope of coverage, the policy limits and deductibles, the insurer and the expiration date.

          (i) [RESERVED]

          (j) Closing Certificates. The Administrative Agent shall have received a Closing Certificate of Holdings, the Company and each Subsidiary Guarantor, dated the Closing Date, substantially in the form of Exhibits I-1, I-2 and I-3 hereto, respectively, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent and its counsel, executed by the President or any Vice President and the Secretary or any Assistant Secretary of Holdings, the Company and each Subsidiary Guarantor, respectively.

          (k) Financial Information. The Administrative Agent shall have received a copy of (i) the financial statements referred to in subsection 5.6(a) and such financial statements for the year ended December 31, 1997, (ii) a pro forma balance sheet of the Company as at December 31, 1998, adjusted to give effect to the Stock Repurchase Program, the Loans to be made and the use of proceeds thereof and
     (iii) the 1998 Form 10K, in each case with a photocopy thereof for each Lender.

          (l) No Legal Constraints. Except as disclosed in the 1998 10K, no litigation, inquiry, injunction or restraining order shall be pending, entered or threatened (including any proposed statute, rule or regulation) which is reasonably likely to have a Material Adverse Effect or a material adverse effect on (i) the Stock Repurchase Program and the transactions related thereto, (ii) the ability of the Credit Parties to perform their obligations under the Credit Documents or (iii) the rights and remedies of the Administrative Agent and the Lenders under the Credit Documents.

          (m) Absence of Other Developments. Except as disclosed in the 1998 10K, there shall not have occurred any change, or development or event involving a prospective change, which in either case is reasonably likely to have a Material Adverse Effect or a material adverse effect on the rights and remedies of the Administrative Agent and the Lenders under the Credit Documents.

          (n) Events of Default Under Other Agreements. No default or event of default shall have occurred and be continuing under any capital stock or material Indebtedness of Holdings, the Company or their Subsidiaries (either before or after giving effect to the Stock Repurchase Program), or would occur after giving effect to the transactions contemplated hereby, except any such defaults or events of default which (i) have previously been waived or the obligation with respect to which such default or breach has occurred has been or will be refinanced and extinguished on or prior to the Closing Date or
     (ii) would otherwise not have a Material Adverse Effect (either before or after giving effect to the Stock Repurchase Program) or a material adverse effect on the transactions contemplated hereby.

          (o) Fees. The Administrative Agent shall have received for the account of the Lenders, or for its own account, as the case may be, all fees and expenses payable to the Lenders and the Administrative Agent on or prior to the Closing Date.

          (p) Related Agreements. The Administrative Agent shall have received each additional document, instrument or piece of information reasonably requested by the Lenders, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Credit Party or any of their Subsidiaries is a party.

          (q) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent and its counsel.

          6.2 Conditions to All Loans. The obligation of each Lender to make any Loan is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

          (a) Representations and Warranties. If such Loan is made on the Closing Date, each of the representations and warranties made in or pursuant to Section 5 or which are contained in any other Credit Document or in any certificate, document or financial or other statement furnished by or on behalf of Holdings, the Company or any Subsidiary thereof, at any time under or in connection herewith, shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). If such Loan is made subsequent to the Closing Date, each of the representations and warranties made in or pursuant to Section 5 or which are contained in any other Credit Document or in any certificate, document or financial or other statement furnished by or on behalf of Holdings, the Company or any Subsidiary thereof shall be true and correct in all material respects on and as of the date of such Loan as if made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan to be made on such Borrowing Date.

          Each borrowing by the Company hereunder shall constitute a representation and warranty by the Company as of the date of such borrowing that the conditions in clauses (a) and (b) of this subsection 6.2 have been satisfied.


          SECTION 7. AFFIRMATIVE COVENANTS
                     ---------------------

          The Company hereby agrees that, so long as the Commitments remain in effect, any Loan or Note remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder, it shall, and, in the case of the agreements contained in subsections 7.3, 7.4, 7.5, 7.6 and 7.8 cause each of its Subsidiaries to:

          7.1 Financial Statements. Furnish to the Administrative Agent (with sufficient copies for each Lender):

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Holdings, a copy of the consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of operations, stockholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing not unacceptable to the Required Lenders (the "Accountants"); provided that if for any reason whatsoever the consolidated balance sheet of Holdings and its consolidated Subsidiaries and the related consolidated statements of operations, stockholders' equity and cash flows for any fiscal year would be materially different from the consolidated balance sheet of the Company and its consolidated Subsidiaries and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, then the Company shall also provide, as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of operations, stockholders' equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by the Accountants;

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Holdings, the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of operations, stockholders' equity and cash flows of Holdings and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); provided that if for any reason whatsoever the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for such quarter would be materially different from the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for such quarter, then the Company shall also provide, as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

          (c) as soon as available, but in any event within 60 days after the beginning of each fiscal year of Holdings to which such budget relates, an annual operating budget, on a consolidated basis, for Holdings and its Subsidiaries, as adopted by the Board of Directors of the Company;

all financial statements shall be prepared in reasonable detail (except that interim statements may be condensed and may exclude detailed footnote disclosure to the extent consistent with the rules and regulations of the Securities and Exchange Commission relating to the presentation of financial information in Quarterly Reports on Form 10-Q) in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as concurred in by the Accountants or officer, as the case may be, and disclosed therein and except that interim financial statements need not be restated for changes in accounting principles which require retroactive application, and operations which have been discontinued (as defined in Accounting Principles Board Opinion No. 30) during the current year need not be shown in interim financial statements as such either for the current period or comparable prior period). In the event Holdings changes its accounting methods because of changes in GAAP, or any change in GAAP occurs which increases or diminishes the protection and coverage afforded to the Lenders under current GAAP accounting methods, the Company or the Administrative Agent, as the case may be, may request of the other parties to this Agreement an amendment of the financial covenants contained in this Agreement to reflect such changes in GAAP and to provide the Lenders with protection and coverage equivalent to that existing prior to such changes in accounting methods or GAAP, and each of the Company, the Administrative Agent and the Lenders agree to consider such request in good faith.

          7.2 Certificates; Other Information. Furnish to the
Administrative Agent (with sufficient copies for each Lender):

          (a) concurrently with the delivery of the consolidated financial statements referred to in subsection 7.1(a), a letter from the independent certified public accountants reporting on such financial statements stating that in making the examination necessary to express their opinion on such financial statements no knowledge was obtained of any Default or Event of Default, except as specified in such letter;

          (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a certificate of the chief financial officer of the Company (i) stating that, to the best of such officer's knowledge, each of Holdings, the Company and their respective Subsidiaries has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement, the Notes and the other Credit Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) showing in detail as of the end of the related fiscal period the figures and calculations supporting such statement in respect of subsections 8.1(d) and (e)(ii), 8.3(c), 8.5(e), 8.7, 8.8, 8.10 and 8.13, and (iii) showing in detail as of the end of the related fiscal period the Interest Coverage Ratio and the Leverage Ratio of Holdings and its Subsidiaries and the calculations supporting such statement and stating the Applicable Margin payable as a result of such ratios;

          (c) promptly upon receipt thereof, copies of all final reports submitted to Holdings and the Company by independent certified public accountants in connection with each annual, interim or special audit of the books of Holdings and the Company made by such accountants, including, without limitation, any final report pertaining to the company's internal control systems submitted by such accountants to management in connection with their annual audit;

          (d) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by Holdings, the Company or any of their respective Subsidiaries and all regular and periodic reports and all final registration statements and final prospectuses, if any, filed by Holdings, the Company or any of their respective Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions;

          (e) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a management summary describing and analyzing the performance of Holdings, the Company and their respective Subsidiaries during the periods covered by such financial statements; and

          (f) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its obligations and liabilities of whatever nature (including, without limitation, taxes), except (a) when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or any of its Subsidiaries, as the case may be,
(b) for delinquent obligations which do not have a Material Adverse Effect and (c) for trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue for a period of more than 90 days (or any longer period if longer payment terms are accepted in the ordinary course of business) or, if overdue for more than 90 days (or such longer period), as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Company and its Subsidiaries, as the case may be.

          7.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except for rights, privileges and franchises the loss of which would not in the aggregate have a Material Adverse Effect, and except as otherwise permitted by subsections 8.4 and 8.5; and comply with all applicable Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

          7.5 Maintenance of Property; Insurance. (a) Keep all property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted); and

          (b) Maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and with only such deductibles as are usually maintained by, and against at least such risks (but including, in any event, public liability and product liability insurance) as are usually insured against in the same general area, by companies engaged in the same or a similar business; and furnish to each Lender, (i) annually, a schedule disclosing (in a manner substantially similar to that used in the schedule provided pursuant to subsection 6.1(h)) all insurance against aviation and products liability risk maintained by the Company and its Subsidiaries pursuant to this subsection 7.5(b) or otherwise and (ii) upon written request of any Lender, full information as to the insurance carried; provided that the Company may implement programs of self insurance in the ordinary course of business and in accordance with industry standards for a company of similar size so long as reserves are maintained in accordance with GAAP for the liabilities associated therewith.

          7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities which permit financial statements to be prepared in conformity with GAAP and all Requirements of Law; and permit representatives of any Lender upon reasonable notice to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired upon reasonable notice during normal business hours, and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees thereof and with their independent certified public accountants.

          7.7 Notices. Promptly give notice to the Administrative Agent and each Lender:

          (a) of the occurrence of any Default or Event of Default;

          (b) of any (i) default or event of default under any instrument or other agreement, guarantee or collateral document of the Company or any of its Subsidiaries which default or event of default has not been waived and would have a Material Adverse Effect, or any other default or event of default under any such instrument, agreement, guarantee or other collateral document which, but for the proviso to clause (e) of
     Section 9, would have constituted a Default or Event of Default under this Agreement, or (ii) litigation, investigation or proceeding which may exist at any time between Holdings, the Company or any of their respective Subsidiaries and any Governmental Authority, or receipt of any notice of any environmental claim or assessment against Holdings, the Company or any of their respective Subsidiaries by any Governmental Authority, which in any such case would have a Material Adverse Effect;

          (c) of any litigation or proceeding affecting the Company or any of its Subsidiaries (i) in which more than $5,000,000 of the amount claimed is not covered by insurance or (ii) in which injunctive or similar relief is sought which if obtained would have a Material Adverse Effect;

          (d) of the following events, as soon as practicable after, and in any event within 30 days after, the Company knows thereof: (i) the occurrence of any Reportable Event with respect to any Single Employer Plan which Reportable Event could have a Material Adverse Effect, or
     (ii) the institution of proceedings or the taking of any other action by PBGC, the Company or any Commonly Controlled Entity to terminate, withdraw from or partially withdraw from any Plan and, with respect to a Multiemployer Plan, the Reorganization or Insolvency of such Plan, in each of the foregoing cases which could have a Material Adverse Effect, and in addition to such notice, deliver to the Administrative Agent and each Lender whichever of the following may be applicable:
     (A) a certificate of the chief financial officer of the Company setting forth details as to such Reportable Event and the action that the Company or such Commonly Controlled Entity proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be;

          (e) of a material adverse change known to the Company or any of its Subsidiaries in the business, financial condition, assets or results of operations of the Company and its Subsidiaries taken as a whole.

Each notice pursuant to this subsection 7.7 be accompanied by a statement of the chief executive officer or the chief financial officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

          7.8 Additional Subsidiary Guarantors; Stock Pledge. (a) If any Subsidiary of the Company or Holdings (whether presently existing or hereafter created or acquired) shall become a Material Subsidiary, the Company or Holdings shall cause to be pledged 100% of the issued and outstanding stock of such Material Subsidiary owned by it pursuant to a Pledge Agreement substantially in the form of Exhibit B or D, as appropriate, each of which Pledge Agreements shall be accompanied by such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Collateral Agent and its counsel; provided that if (x)(i) such Material Subsidiary is a Domestic Subsidiary of the Company or Holdings more than 65% of the assets of which are securities of foreign Persons (such determination to be made on the basis of fair market value) or (ii) such Material Subsidiary is a Foreign Subsidiary of the Company or Holdings, only 65% of the stock of such Material Subsidiary shall be required to be pledged pursuant to this subsection 7.8(a), or (y) such Material Subsidiary is a Foreign Subsidiary of the Company or Holdings which is owned by a Foreign Subsidiary of the Company or Holdings, none of the stock of such Material Subsidiary shall be required to be pledged pursuant to this Section 7.8(a).

          (b) If any Subsidiary of the Company or Holdings (whether presently existing or hereafter created or acquired) shall become a Material Subsidiary, the Company or Holdings shall cause such Material Subsidiary to promptly thereafter execute and deliver a Guarantee in favor of the Administrative Agent in substantially the form of Exhibit E, each of which Guarantees shall be accompanied by such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Administrative Agent and its counsel; provided that no Guarantee shall be required to be delivered under this paragraph (b) by a Foreign Subsidiary of the Company or Holdings or by a Material Subsidiary if more than 65% of the assets of such Material Subsidiary are securities of foreign Persons (such determination to be made on the basis of fair market value).

          (c) In the event that there shall be a Change in Law which eliminates the adverse tax consequences to the Company, Holdings or any of their Subsidiaries which would have resulted on the date hereof from (A) the pledge of more than 65% of stock of any Foreign Subsidiary which is a Material Subsidiary or any Domestic Subsidiary which is a Material Subsidiary more than 65% of the assets of which are securities of foreign Persons (such determination to be made on the basis of fair market value) or (B) the guarantee by a Foreign Subsidiary which is a Material Subsidiary or such a Domestic Subsidiary which is a Material Subsidiary of the Loans and the other obligations of the Company hereunder, the Company shall promptly thereafter (i) pledge and deliver, or shall cause to be pledged and delivered, to the Collateral Agent such additional stock as can be so pledged without any adverse tax consequences and (ii) cause any such Foreign Subsidiary or Domestic Subsidiary which is a Material Subsidiary and has not previously executed and delivered a Guarantee because of such adverse tax consequences to deliver a Guarantee to the Administrative Agent to the extent any such guarantee can be so executed and delivered without any adverse tax consequences.

          (d) In the event that at any time after the date hereof any Subsidiary, the stock of which is then pledged to the Collateral Agent for the benefit of the Lenders hereunder, shall undertake a recapitalization involving the incurrence of debt or the issuance of equity, such debt or equity shall be evidenced by securities and the Company shall promptly pledge, or cause to be pledged, such securities to the Collateral Agent, for the ratable benefit of the Lenders, upon terms and subject to conditions reasonably satisfactory to the Collateral Agent and, until the Collateral Agent possesses a perfected security interest in such securities, the Company shall hold such securities in trust for the Collateral Agent; provided, however, that, except as set forth in clause
(c) above, if, (x)(i) such Subsidiary is a Domestic Subsidiary more than 65% of the assets of which are securities of foreign companies (such determination to be made on the basis of fair market value) or (ii) such Subsidiary is a Foreign Subsidiary, or (y) such Subsidiary is a Foreign Subsidiary of the Company or Holdings that is owned by a Foreign Subsidiary of the Company or Holdings the Company shall be required to pledge only such portion of such securities so that, after giving effect thereto, only 65% of the stock of such Subsidiary in the case of clause (x) or no stock of a Subsidiary in the case of clause (y) is pledged to the Collateral Agent, for the ratable benefit of the Lenders, under the relevant Pledge Agreement. The Collateral Agent and the Lenders agree that, simultaneously with any such recapitalization, the Collateral Agent shall release securities of any Subsidiary then held by it and exchange such securities for those issued in connection with such recapitalization.

          (e) Notwithstanding the foregoing provisions of this subsection 7.8, a non-wholly owned Subsidiary acquired in a Permitted Acquisition or owned directly or indirectly by any Person acquired in a Permitted Acquisition shall not be required to deliver a Guarantee pursuant to this
Section 7.8 and to the extent that the pledge of any of the issued and outstanding stock of any non-wholly owned Subsidiary acquired in the Permitted Acquisition or owned directly or indirectly by any Person acquired in a Permitted Acquisition would cause a breach or default of or under any Contractual Obligation binding on the Company or any Subsidiary, such pledge shall not be required by this subsection 7.8.

          SECTION 8. NEGATIVE COVENANTS
                     ------------------

          The Company hereby agrees that it shall not, and shall not permit any of its Subsidiaries to, directly or indirectly so long as the Commitments remain in effect or any Loan or Note remains outstanding and unpaid or any other amount is owing to any Lender or the Administrative Agent hereunder:

          8.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness of the Company hereunder;

          (b) Indebtedness outstanding on the date hereof and listed on
     Schedule 8.1;

          (c) Indebtedness in respect of Used Aircraft Inventory Financing in an aggregate amount outstanding at any time, when added (without duplication) to the aggregate amount of Contingent Obligations permitted under subsection 8.3(c) outstanding at such time, not to exceed $150,000,000;

          (d) Indebtedness of the Company and its Subsidiaries incurred for industrial revenue bonds, for capitalized lease obligations and for the deferred purchase price of newly acquired property of the Company and its Subsidiaries, in an amount (based on the remaining balance of the obligations therefor on the books of the Company and its Subsidiaries) which shall not exceed in the aggregate at any one time outstanding $75,000,000;

          (e) (i) Indebtedness of the Company to any Subsidiary Guarantor and of any Subsidiary Guarantor to the Company or any other Subsidiary Guarantor and (ii) additional Indebtedness of the Company or any Subsidiary Guarantor to any Subsidiary that is not a Subsidiary Guarantor and of any Subsidiary that is not a Subsidiary Guarantor to the Company or any Subsidiary Guarantor, in an aggregate amount for this clause (ii) not to exceed an aggregate principal amount of $10,000,000 outstanding at any time;

          (f) Indebtedness to the extent arising from or constituted by foreign currency exchange contracts permitted by subsection 8.13;

          (g) Indebtedness in the nature of unsecured standby letters of credit (other than the Standby Letters of Credit, as defined in the 1996 Credit Agreement as in effect on the Closing Date) issued for the account of the Company or any Domestic Subsidiary not to exceed an aggregate face amount of $80,000,000 at any one time outstanding;

          (h) other Indebtedness of the Company or any of its Subsidiaries incurred in the ordinary course of their respective businesses in an aggregate principal amount not to exceed $10,000,000 outstanding at any time;

          (i) Permitted Acquisition Indebtedness; and

          (j) Indebtedness of the Company under the 1996 Credit Agreement.

          8.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets, income or profits, whether now owned or hereafter acquired, except:

          (a) Liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

          (b) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

          (c) Liens in existence on the date hereof listed on Schedule 8.2, provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby shall not subsequently be increased;

          (d) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation;

          (e) Liens or deposits to secure the performance of bids, tenders, trade or government contracts (other than for borrowed money), leases, licenses, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (f) easements, right-of-way, zoning and similar restrictions and other similar encumbrances or title defects incurred, or leases or subleases granted to others, in the ordinary course of business, which do not interfere with or adversely affect in any material respect the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole;

          (g) Liens in favor of the Lenders pursuant to the Credit Documents and bankers' liens arising by operation of law;

          (h) Liens on assets of corporations which become Subsidiaries of the Company after the date hereof, provided that such Liens exist at the time such corporations become Subsidiaries and are not created in anticipation thereof;

          (i) Liens on documents of title and the property covered thereby securing Indebtedness in respect of the 1996 Letters of Credit which are Commercial L/Cs (as defined in the 1996 Credit Agreement as in effect on the Closing Date);

          (j) Liens on property of the Financing Subsidiary created solely for the purpose of securing Indebtedness permitted by subsection 8.1(c);

          (k) Liens created solely for the purpose of securing Indebtedness permitted by subsection 8.1(d), representing or incurred to finance, refinance or refund the purchase price of property, provided that no such Lien shall extend to or cover other property of the Company or such Subsidiary other than the respective property so acquired, and the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original purchase price of such property;

          (l) Liens securing any Indebtedness permitted under subsection 8.1(f), provided that no such Lien shall encumber any Collateral (as defined in any Pledge Agreement) under any of the Pledge Agreements;

          (m) Liens securing any Indebtedness permitted under subsection 8.1(h), provided that no such Lien shall encumber any Collateral (as defined in any Pledge Agreement) under any of the Pledge Agreements;

          (n) additional Liens, provided that (i) the maximum aggregate amount of obligations secured thereby does not exceed $5,000,000 in the aggregate at any time, and (ii) no such Lien shall encumber any Collateral (as defined in any Pledge Agreement) under any of the Pledge Agreements;

          (o) Liens securing Permitted Acquisition Indebtedness or Contingent Obligations permitted by subsection 8.3(g); and

          (p) Liens in favor of the lenders and the administrative agent under the 1996 Credit Agreement pursuant to the Pledge Agreements.

          8.3 Limitation on Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligation except:

          (a) Contingent Obligations in existence on the date hereof and listed on Schedule 8.3;

          (b) guarantees made in the ordinary course of business of the Company and its Subsidiaries in connection with employee relocation, travel and entertainment;

          (c) Contingent Obligations in respect of Indebtedness permitted under subsection 8.1(c) in a maximum aggregate amount outstanding at any time, when added (without duplication) to the aggregate amount of Indebtedness permitted under subsection 8.1(c) outstanding at such time, not to exceed $150,000,000.

          (d) Contingent Obligations to the extent arising from or constituted by foreign currency exchange contracts permitted by subsection 8.13;

          (e) Contingent Obligations pursuant to the Subsidiary Guarantees;

          (f) (i) guarantees by the Company or any Subsidiary Guarantor of Indebtedness permitted under subsection 8.1 (including guarantees by the Subsidiary Guarantors of obligations under the 1996 Credit Agreement and credit documents delivered in connection therewith) or other obligations permitted hereunder of the Company or any Subsidiary Guarantor and (ii) guarantees by the Company or any Subsidiary Guarantor of Indebtedness permitted under subsection 8.1 or other obligations permitted hereunder of any Subsidiary that is not a Subsidiary Guarantor permitted under subsection 8.1(e) subject to the limitations set forth in subsection 8.6(g); and

          (g) Contingent Obligations arising from, assumed in connection with or continuing on the part of any Subsidiary acquired directly or indirectly in the Permitted Acquisition, provided that the aggregate amount of such Contingent Obligations do not exceed 10% of the purchase price paid for the Permitted Acquisition.

          8.4 Prohibition of Fundamental Changes. Enter into any transaction of acquisition of, or merger or consolidation or amalgamation with, any other Person (including any Subsidiary or Affiliate of the Company or any of its Subsidiaries), or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in the present method of conducting business or engage in any type of business other than of the same general type now conducted by it, except for the transactions otherwise permitted pursuant to subsections 8.5 and 8.6.

          8.5 Prohibition on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, tax benefits, receivables and leasehold interests), whether now owned or hereafter acquired except:

          (a) the sale or other disposition of any tangible personal property that, in the reasonable judgment of the Company, has become uneconomic, obsolete or worn out, and which is disposed of in the ordinary course of business;

          (b) sales or other dispositions of inventory in each case made in the ordinary course of business (including all or any portion of the used aircraft inventory of the Company and its Subsidiaries, other than in connection with the Used Aircraft Inventory Financing);

          (c) the sale, lease, transfer or other disposition of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or a wholly-owned Subsidiary and any Subsidiary of the Company may sell or otherwise dispose of, or part with control of any or all of, the stock of any Subsidiary to a wholly-owned Subsidiary, provided that to the extent that any such transaction would result in the transfer of any assets of, or any stock of, a Subsidiary that is not a Subsidiary Guarantor, such transfer shall be limited as set forth in subsection 8.6(g);

          (d) asset sales in connection with the Used Aircraft Inventory Financing; and

          (e) for the sale or other disposition by the Company or any of its Subsidiaries of other assets, provided that (i) such sale or other disposition shall be made for fair value on an arm's-length basis,
     (ii) the aggregate fair market value of all such assets sold or disposed of under this clause after the Closing Date shall not exceed $50,000,000 in the aggregate (with Net Proceeds in excess of $20,000,000 to be reinvested in the business of the Company and its Subsidiaries within twelve months or applied in accordance with subsection 4.6), (iii) the Net Proceeds from such sale or other disposition shall be applied in accordance with the provisions of subsection 4.6, and (iv) non-cash consideration therefor shall constitute investments permitted under subsection 8.6(f).

          8.6 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or Contingent Obligation for the benefit of, or purchase, stock, bonds, notes, debentures or other securities of or any interest in, or make any other investment in, or acquire assets other than in the ordinary course of business from, any Person, except:

          (a) the Company may make loans or advances to, or investments in, any Subsidiary Guarantor, and any Subsidiary Guarantor may make loans or advances to, or investments in, the Company or any other Subsidiary Guarantor, to the extent the Indebtedness created thereby is permitted by subsection 8.1(e)(i);

          (b) the Company and its Subsidiaries may invest in, acquire and hold Cash Equivalents;

          (c) the Company or any of its Subsidiaries may make travel and entertainment advances and relocation loans in the ordinary course of business to officers and employees of the Company or any such Subsidiary;

          (d) the Company or any of its Subsidiaries may make payroll advances in the ordinary course of business;

          (e) the Company or any of its Subsidiaries may acquire and hold receivables and promissory notes owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (provided that nothing in this subsection 8.6 shall prevent the Company or any Subsidiary from offering such concessionary trade terms, or from receiving such investments in connection with the bankruptcy or reorganization of their respective suppliers or customers or the settlement of disputes with such customers or suppliers arising in the ordinary course of business, as management deems reasonable in the circumstances);

          (f) the Company and its Subsidiaries may make investments constituting non-cash consideration in connection with Asset Sales permitted by subsection 8.5; provided that (i) the amount of any such investment shall not exceed 10% of the aggregate consideration to be received by the Company and its Subsidiaries in respect of such Asset Sale and (ii) to the extent that the amount of any such investment exceeds $20,000,000, the Company shall use its best efforts to (x) cause each such investment to be made in such a form and on such terms so that such investment can be pledged to the Collateral Agent, for the benefit of the Lenders, and (y) pledge such investment to the Collateral Agent, for the benefit of the Lenders, on terms reasonably satisfactory to the Administrative Agent;

          (g) the Company and its Subsidiaries may make loans or advances to, incur Contingent Obligations for the benefit of, make acquisitions from or of, and make investments in, other Persons, including, without limitation, Indebtedness described in subsection 8.1(e)(ii) and Contingent Obligations described in subsection 8.1(f); provided that
     (i) the aggregate amount of the consideration paid or invested and the amounts loaned, advanced or guaranteed by the Company and its Subsidiaries in all such transactions after the Closing Date (net, in the case of loans, advances or investments, of any repayments or return of capital in respect thereof actually received in cash by the Company or such Subsidiary (net of applicable taxes) after the Closing
     Date), when added to the amount of any transfers or dispositions of assets described in the proviso to subsection 8.5(c), does not exceed an aggregate amount of $50,000,000 in any fiscal year of the Company and (ii) no Default or Event of Default has occurred or would occur after giving effect thereto;

          (h) the loan made by the Company to Holdings on the 1996 Closing Date in connection with the 1996 Refinancing, evidenced by the Holdings Note and in an aggregate principal amount of $100,000,000;

          (i) the Company or any of its Subsidiaries may make loans and advances to, and investments in, a limited liability company formed with GATX Capital Corporation as the initial majority equity investor for the purpose of acquiring, leasing and selling airplanes manufactured by the Company and its Subsidiaries, provided that the aggregate amount of such loans, advances and investments at any one time outstanding shall not exceed (after giving effect to repayments, distributions, dividends and other payments in respect thereof) $40,000,000; and

          (j) to the extent that the Company or any of its Subsidiaries has not otherwise made an acquisition pursuant to Section 8.6(j) of the 1996 Credit Agreement, the Company or any of its Subsidiaries may acquire, in one acquisition only, the capital stock or all or substantially all of the assets of another Person or any business unit or line of business of another Person, provided that (i) such Person, business unit or line of business is engaged in a business of the same general type as the Company and its Subsidiaries are engaged in, or a business related thereto, (ii) after giving effect to such acquisition the Company is in compliance on a pro forma basis as at the end of the most recent fiscal quarter for which financial statements have been furnished to the Lenders with the requirements of subsections 8.8 and
     8.10 and no Default or Event of Default has occurred and is continuing and (iii) the purchase price of such acquisition (including any assumed or continuing indebtedness of such Person, business unit or line of business ("Permitted Acquisition Indebtedness"), but excluding any portion of such purchase price paid in common stock of Holdings), is not greater than $300,000,000 (the acquisition under this paragraph
     (j), the "Permitted Acquisition").

          8.7 Limitation on Capital Expenditures. Make or commit to make Capital Expenditures, other than Capital Expenditures in any fiscal year of the Company in the aggregate for the Company and its Subsidiaries not exceeding $60,000,000 (the "Base Amount"); provided, however, that the Base Amount for any fiscal year may be increased by carrying over to such fiscal year any portion of the Base Amount not spent in the immediately preceding fiscal year (but not in any year prior thereto).

          8.8 Maintenance of Interest Coverage. Permit for any period of four consecutive fiscal quarters the Interest Coverage Ratio for such period to be less than 3.00:1.00.

          8.9 [RESERVED].

          8.10 Maintenance of Leverage Ratio. Permit, as at the end of any fiscal quarter of Holdings, the Leverage Ratio to be more than 3.00:1.00.

          8.11 Limitation on Restricted Payments. Declare any dividends on any shares of any class of stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any shares of any class of stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any of its Subsidiaries, except that:

          (a) Subsidiaries may pay dividends to the Company or to Domestic Subsidiaries which are directly or indirectly wholly-owned by the Company;

          (b) the Company may pay dividends to Holdings in an amount equal to the amount required for Holdings to pay franchise taxes, fees and expenses necessary to maintain its status as a public corporation and other fees required to maintain its corporate existence (including fees and expenses in connection with filings to be made by Holdings under federal and state securities laws);

          (c) [RESERVED];

          (d) the Company (i) may pay dividends to Holdings from time to time in amounts equal to the amounts then required for Holdings to pay interest when due on the Holdings Note, provided that within two days' after receipt by Holdings of any such amount, Holdings applies such amount as payment to the Company of such interest on the Holdings Note and (ii) may reduce or eliminate the Holdings Note if such reduction or elimination is duly declared and made by the Company as a non-cash dividend;

          (e) so long as no Default or Event of Default has occurred or would occur after giving effect to such declaration or payment, the Company may, from time to time, declare and pay cash dividends to Holdings on the common stock of the Company in an aggregate amount not to exceed $6,000,000 (the "Holdings Dividend Limit"), provided that the proceeds of such dividends shall be used within 30 days of the receipt of such dividends by Holdings to repurchase Holdings stock from management employees of Holdings or any of its Subsidiaries or to make payments in respect of outstanding stock appreciation rights granted to management employees of Holdings or any of its Subsidiaries and, provided further, the Holdings Dividend Limit shall be increased by the proceeds of any additional Holdings stock which is issued to any management employees of Holdings or any of its Subsidiaries after the Closing Date so long as such proceeds are contributed by Holdings to the capital of the Company;

          (f) so long as no Default or Event of Default has occurred or would occur after giving effect to such declaration or payment, the Company may, at any time that (i) the Leverage Ratio in effect is equal to or less than 1.5:1.0 or (ii) the aggregate principal amount of Loans then outstanding is less than $200,000,000, declare and pay cash dividends to Holdings on the common stock of the Company, provided that the aggregate amount thereof paid in any fiscal year of the Company pursuant to this paragraph (f) does not exceed an amount equal to 25% of Consolidated Net Income for such fiscal year less the amount paid pursuant to the Stock Repurchase Plan during such fiscal year (provided that the resulting amount shall not be less than zero); and

          (g) so long as no Default or Event of Default has occurred or would occur after giving effect to such declaration or payment, the Company may, at any time and from time to time declare and pay cash dividends to Holdings on the common stock of the Company, in an aggregate amount of up to $200,000,000, in order to enable Holdings to repurchase shares of its own common stock for an aggregate purchase price of $200,000,000 pursuant to the Stock Repurchase Program.

          8.12 Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate except (a) for transactions which are otherwise permitted under this Agreement and which are in the ordinary course of the Company's or a Subsidiary's business and which are upon fair and reasonable terms no less favorable to the Company or such Subsidiary than it would obtain in a hypothetical comparable arm's length transaction with a Person not an Affiliate, (b) as permitted under subsections 8.1(e), 8.3(f), 8.6(a), and 8.6(i), or (c) as disclosed in the 1998 10K.

          8.13 Foreign Exchange Contracts. Enter into any foreign currency exchange contracts (other than foreign currency exchange contracts entered into for the sole purpose of hedging with respect to the purchase or sale by the Company or its Subsidiaries of inventory to be purchased or sold for payments in foreign currencies in the ordinary course of their respective businesses) pursuant to which the Company or its Subsidiaries may incur (i) obligations in connection with the contracts described on Schedule 8.13 and
(ii) additional obligations in an amount not to exceed the dollar equivalent of $15,000,000 in the aggregate at any time outstanding.

          8.14 Fiscal Year. Permit the fiscal year of the Company to end on a day other than December 31, unless the Company shall have given at least 45 days prior written notice to the Administrative Agent.


          SECTION 9. EVENTS OF DEFAULT
                     -----------------

          Upon the occurrence of any of the following events:

          (a) The Company shall fail to (i) pay any principal of any Note when due in accordance with the terms hereof or thereof or (ii) pay any interest on any Note or any other amount payable hereunder within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by any Credit Party in any Credit Document or which is contained in any certificate, guarantee, document or financial or other statement furnished under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Company shall default in the observance or performance of any agreement contained in subsection 7.7(a) or Section 8 of this Agreement or any Credit Party shall default in the observance or performance of any agreement contained in Section 5 of the Pledge Agreement to which it is a party or Section 2 of the Guarantee to which it is a party; or Holdings shall default in the performance or observance of Section 11 of the Holdings Guarantee; or

          (d) The Company or any other Credit Party shall default in the observance or performance of any other agreement contained in any Credit Document, and such default shall continue unremedied for a period of 30 days; or

          (e) The Company or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes and any intercompany debt) or in the payment of any Contingent Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, any applicable grace period having expired, or such Contingent Obligation to become payable, any applicable grace period having expired, provided that the aggregate principal amount of all such Indebtedness and Contingent Obligations which would then become due or payable would equal or exceed $10,000,000; or an Event of Default shall occur and be continuing under the 1996 Credit Agreement; or

          (f) (i) Holdings, the Company or any of their respective Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Holdings, the Company or any of their respective Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, the Company or any of their respective Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, the Company or any of their respective Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, the Company or any of their respective Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
     (i), (ii), or (iii) above; or (v) Holdings, the Company or any of their respective Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event (other than a Reportable Event with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) shall occur with respect to, or proceedings to have a trustee appointed shall commence with respect to, or a trustee shall be appointed to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, such Reportable Event shall continue unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given and, in the case of the institution of proceedings, such proceedings shall continue for ten days after commencement thereof or (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions relating to such Plans, if any, could subject the Company or any of its Subsidiaries to any tax, penalty or other liabilities which in the aggregate would have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $10,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within the time required by the terms of such judgment; or

          (i) Any Pledge Agreement or any Guarantee shall cease, for any reason, to be in full force and effect or any Credit Party shall so assert in writing, or any Pledge Agreement shall cease to be effective to grant a perfected Lien on the collateral described therein with the priority purported to be created thereby (other than as a result of any action or inaction on the part of the Administrative Agent or the Lenders); or

          (j) (i) Holdings shall cease to own 100% of the issued and outstanding capital stock of the Company, free and clear of all Liens (other than the Lien granted to the Collateral Agent pursuant to the terms of the Holdings Pledge Agreement), (ii) at any time that the FL Affiliates own beneficially less than a majority, but more than 25% of the outstanding voting stock of the Company, the occurrence of any event as a result of which event, any person or group (other than the FL Affiliates) acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of a percentage of the outstanding voting stock of the Company or Holdings greater than that percentage owned beneficially by the FL Affiliates, (iii) at a time that the FL Affiliates beneficially own less than 25% of the outstanding voting stock of the Company, the occurrence of any event, as a result of which event, any person or group (other than the FL Affiliates) acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission promulgated under the Exchange Act) of 25% or more of the outstanding voting stock of the Company or Holdings or (iv) any person or group of persons (other than the FL Affiliates) at any time has the right to designate or elect a majority of the board of directors of the Company or Holdings;

then, and in any such event, (a) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (b) if such event is any other Event of Default, so long as any such Event of Default shall be continuing, either or both of the following actions may be taken:
(i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice of default to the Company, declare all or a portion of the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 9, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


          SECTION 10. THE ADMINISTRATIVE AGENT
                      ------------------------

          10.1 Appointment. Each Lender hereby irrevocably designates and appoints Chase as the Administrative Agent under this Agreement and irrevocably authorizes Chase as Administrative Agent for such Lender to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against the Administrative Agent.

          10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and each of the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Without limiting the foregoing, the Administrative Agent may appoint Chase Bank Agency Services Corporation as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Company and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 10.3.

          10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Affiliates or Subsidiaries shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Credit Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Documents or for any failure of any Credit Party to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Credit Document, or to inspect the properties, books or records of any Credit Party.

          10.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or, where unanimous consent of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Credit Document in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

          10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          10.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, financial condition, assets, liabilities, net assets, properties, results of operations, value, prospects and other condition or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact, Affiliates or Subsidiaries.

          10.7 Indemnification. The Lenders severally agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to the respective amounts of their respective Commitment Percentages in effect on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Credit Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements contained in this subsection 10.7 shall survive the payment of the Notes and all other amounts payable hereunder.

          10.8 Administrative Agent in its Individual Capacities. Each of the Administrative Agent and its respective Affiliates and Subsidiaries may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Administrative Agent were not the Administrative Agent hereunder, as the case may be. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers, duties and liabilities under the Credit Documents as any Lender and may exercise the same as though it were not the Administrative Agent and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity. Each Lender acknowledges that Chase is the administrative agent and a lender under the 1996 Credit Agreement and that Chase and its affiliates are issuers of letters of credit under the 1996 Credit Agreement.

          10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under the Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Company (which approval shall not be unreasonably withheld) whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent and the term "Administrative Agent" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation hereunder as Administrative Agent the provisions of this
Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Credit Documents.

          10.10 Collateral Agent. Each Lender irrevocably designates and appoints Chase as the Collateral Agent under the Pledge Agreements and any security agreements executed and delivered pursuant to subsection 7.8. Each Lender agrees that the Collateral Agent shall be entitled to the same rights and indemnities in its capacity as such as is the Administrative Agent and the provisions of this Section 10 shall apply to the Collateral Agent to the same extent they apply to the Administrative Agent, mutatis mutandis.

          SECTION 11. MISCELLANEOUS
                      -------------

          11.1 Amendments and Waivers. No Credit Document nor any terms thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection 11.1. With the written consent of the Required Lenders, the Administrative Agent and the respective Credit Parties may, from time to time, enter into written amendments, supplements or modifications to any Credit Document for the purpose of adding any provisions to such Credit Document to which they are parties or changing in any manner the rights of the Lenders or of any such Credit Party or any other Person thereunder or waiving, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of any such Credit Document or any Default or Event of Default and its consequences; provided, however, that:

          (a) no such waiver and no such amendment, supplement or modification shall directly or indirectly release any Guarantor from all or substantially all of its obligations under the Guarantee to which it is a party, without the written consent of the Release Lenders, except as otherwise provided;

          (b) no such waiver and no such amendment, supplement or modification shall extend the scheduled maturity of any Note or scheduled installment of any Loan, or reduce the rate or extend the time of payment of interest thereon, or change the method of calculating interest thereon, or reduce any fee payable to the Lenders hereunder, or reduce the principal amount thereof, or extend the due date thereof, or increase the amount of any Lender's Commitments, or extend the expiry date of any Lender's Commitments, or amend, modify or waive any provision of this subsection 11.1 or reduce the percentages specified in the definition of Required Lenders or Release Lenders, or change the percentage of the Lenders required to waive a condition precedent under Section 6.2 or consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document, in each case, without the written consent of each Lender; and

          (c) no such waiver and no such amendment, supplement or modification shall amend, modify or waive any provision of Section 10 without the written consent of the Administrative Agent.

Any such waiver and any such amendment, supplement or modification described in this subsection 11.1 shall apply equally to each of the Lenders and shall be binding upon each Credit Party, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Company, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when sent, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed as follows in the case of each Credit Party and the Administrative Agent, and as set forth in Schedule 1.1A in the case of any Lender, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

          The Company:              Gulfstream Delaware Corporation
                                    500 Gulfstream Road
                                    Savannah, Georgia 31402-2206
                                    Attention:  Chris A. Davis
                                    Telecopy:  (912) 965-3000

          With a copy to:           Fried, Frank, Harris,
                                    Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York  10004
                                    Attention:  Robert C. Schwenkel, Esq.
                                    Telex:  128173
                                    Telecopy:  (212) 859-4000


          The Administrative
            Agent:                  The Chase Manhattan Bank
                                    270 Park Avenue
                                    New York, New York 10017
                                    Attention: William J. Caggiano
                                    Telecopy:  (212) 972-0009


provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsections 4.1, 4.3, 4.4, 4.5 and 4.6 shall not be effective until received and provided further that the failure to provide the copies of notices to the Company provided for in this subsection 11.2 shall not result in any liability to the Administrative Agent or any Lender.

          11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

          11.5 Payment of Expenses and Taxes. The Company agrees:

          (a) to pay or reimburse the Administrative Agent (which term shall include the Collateral Agent for purposes of this subsection 11.5) for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, the Credit Documents and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent;

          (b) to pay or reimburse each Lender and the Administrative Agent for all their costs and expenses incurred in connection with, and to pay, indemnify, and hold the Administrative Agent and each Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of or in connection with, the enforcement or preservation of any rights under any Credit Document and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent and each Lender incurred in connection with the foregoing and in connection with advising the Administrative Agent with respect to its rights and responsibilities under this Agreement and the documentation relating thereto;

          (c) to pay, indemnify, and to hold the Administrative Agent and each Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes (other than withholding taxes), if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Credit Document and any such other documents; and

          (d) to pay, indemnify, and hold the Administrative Agent and each Lender and their respective officers, directors, employees and agents harmless from and against any and all other liabilities, obligations, losses, damages (including punitive damages), penalties, fines, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable experts' and consultants' fees and reasonable fees and disbursements of counsel and third party claims for personal injury or real or personal property damage) which may be incurred by or asserted against the Administrative Agent or the Lenders (x) arising out of or in connection with any investigation, litigation or proceeding related to this Agreement, the other Credit Documents, the proceeds of the Loans, or any of the other transactions contemplated hereby, whether or not the Administrative Agent or any of the Lenders is a party thereto or
     (y) with respect to any environmental matters, any actual or alleged environmental compliance expenses and any actual or alleged remediation expenses in connection with the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, groundwater, surface water or improvements at, on, about, under, or within the Properties, or any portion thereof, or elsewhere in connection with the transportation of Hazardous Materials to or from the Properties;

(all the foregoing, collectively, the "indemnified liabilities"), provided that the Company shall have no obligation hereunder with respect to indemnified liabilities of the Administrative Agent or any Lender or any of their respective officers, directors, employees or agents arising from (i) the gross negligence or willful misconduct of such Administrative Agent or Lender or their respective directors, officers, employees or agents, (ii) legal proceedings commenced against the Administrative Agent or any Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such or (iii) legal proceedings commenced against the Administrative Agent or any such Lender by any Transferee (as defined in subsection 11.6). The agreements in this subsection 11.5 shall survive repayment of the Notes and all other amounts payable hereunder.

          11.6 Successors and Assigns; Participations; Purchasing Lenders.
(a) This Agreement shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent, all future holders of the Notes, and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its commercial banking or lending business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Credit Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the other Credit Documents and the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. The Company agrees that if amounts outstanding under this Agreement and the Notes are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note; provided that such Participant shall only be entitled to such right of setoff if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Lenders the proceeds thereof, as provided in subsection 11.7. The Company also agrees that each Participant shall be entitled to the benefits of subsections 4.19, 4.20 and 4.21 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its commercial banking or lending business and in accordance with applicable law, at any time, sell to any Lender or any Affiliate thereof (including any Affiliate or Subsidiary of such transferor Lender) or, with the consent of the Company and the Administrative Agent (which in each case shall not be unreasonably withheld), sell to one or more additional banks or financial institutions (an "Assignee"), all or any part of its rights and obligations under this Agreement, the Notes and the other Credit Documents, pursuant to an Assignment and Acceptance executed by such Assignee, such assigning Lender and by the Company and the Administrative Agent, and delivered to the Administrative Agent for its acceptance and recording in the Register (as defined below); provided that, unless the Company and the Administrative Agent agree otherwise, (A) each such sale pursuant to this subsection 11.6(c) of less than all of a Lender's rights and Obligations
(I) to a Person which is not then a Lender or an Affiliate of a Lender shall be of Commitments and/or Loans of $10,000,000 or more and (II) to a Person which is then a Lender or an Affiliate of a Lender may be in any amount, (B) in the event of a sale of less than all of such rights and obligations, such Lender after such sale shall retain Commitments and/or Loans (without duplication) aggregating at least $10,000,000 (such amount to be reduced ratably as the Loans are repaid) and (C) each Assignee which is a Non-U.S. Lender shall comply with the provisions of clause (A) of subsection 4.18(e) hereof, or, with the prior written consent of the Company which may be withheld in its sole discretion, with or without cause, the provisions of clause (B) of subsection 4.18(e) hereof (and, in either case, with all of the other provisions of subsection 4.18(e) hereof); and provided further that the foregoing shall not prohibit a Lender from selling participating interests in accordance with subsection 11.6(b) in all or any portion of its Commitments and/or Loans (without duplication). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with the Commitments as set forth therein, and (y) the assigning Lender thereunder shall, to the extent of the interest transferred, as reflected in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Commitment Percentages arising from the purchase by such Assignee of all or a portion of the rights and obligations of such assigning Lender under this Agreement and the Notes. As soon as practicable after the effective date determined pursuant to such Assignment and Acceptance, the Company, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note, a new Note to the order of each such Assignee which requests a new Note in an amount equal to the Loans purchased by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Loans hereunder, a new Note to the order of the assigning Lender in an amount equal to the Loans retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Company marked "cancelled".

          (d) The Administrative Agent shall maintain at its address referred to in subsection 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the registered owners of the Notes and the Commitments of, and the principal amount of any Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans or the Notes recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, an Assignee and by the Company and the Administrative Agent, together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto, record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Company.

          (f) The Company authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning Holdings, the Company and their respective Subsidiaries and Affiliates which has been delivered to such Lender by or on behalf of the Company pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Company in connection with such Lender's credit evaluation of Holdings, the Company and their respective Subsidiaries and Affiliates prior to becoming a party to this Agreement.

          (g) If, pursuant to this subsection 11.6, any interest in this Agreement or any Note is transferred to any Transferee which would be a Non-U.S. Lender upon effectiveness of such transfer the assigning Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the assigning Lender (for the benefit of the assigning Lender, the Administrative Agent and the Company) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Company or the assigning Lender with respect to any payments to be made to such Transferee in respect of the Loans or L/C Participating Interests, (ii) to furnish to the assigning Lender (and, in the case of any Assignee registered in the Register, the Administrative Agent and the Company) such Internal Revenue Service Forms required to be furnished pursuant to subsection 4.18(e) and (ii) to agree (for the benefit of the assigning Lender, the Administrative Agent and the Company) to be bound by the provisions of subsection 4.18(e).

          (h) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law; provided that any transfer of Loans or Notes upon, or in lieu of, enforcement of or the exercise of remedies under any such pledge shall be treated as an assignment thereof which shall not be made without compliance with the requirements of this subsection 11.6.

          11.7 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of any of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in clause (f) of Section 9, or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loans or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion. The Administrative Agent shall promptly give the Company notice of any set-off, provided that the failure to give such notice shall not affect the validity of such set-off.

          (b) Upon the occurrence of an Event of Default specified in subsection 9(a) or 9(f), the Administrative Agent and each Lender are hereby irrevocably authorized at any time and from time to time without notice to the Company, any such notice being hereby waived by the Company, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of the Company, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, on account of the liabilities of the Company hereunder and under the other Credit Documents and claims of every nature and description of the Administrative Agent or such Lender against the Company, in any currency, whether arising hereunder, under any other Credit Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or such Lender has made any demand for payment and although such liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify the Company promptly of any such setoff made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Administrative Agent or such Lender may have.

          11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent. This Agreement shall become effective with respect to the Company, the Administrative Agent and the Lenders when the Administrative Agent shall have received copies of this Agreement executed by the Company and the Lenders, or, in the case of any Lender, shall have received telephonic confirmation from such Lender stating that such Lender has executed counterparts of this Agreement or the signature pages hereto and sent the same to the Administrative Agent.

          11.9 Integration. This Agreement and the other Credit Documents represent the entire agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Credit Documents.

          11.10 GOVERNING LAW; NO THIRD PARTY RIGHTS. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT IS SOLELY FOR THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND, EXCEPT AS SET FORTH IN SUBSECTION 11.6, NO OTHER PERSONS SHALL HAVE ANY RIGHT, BENEFIT, PRIORITY OR INTEREST UNDER, OR BECAUSE OF THE EXISTENCE OF, THIS AGREEMENT.

          11.11 SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY:

               (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

               (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

               (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SUBSECTION 11.2 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

               (iv) AGREES THAT NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          (b) EACH PARTY HERETO UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (A) ABOVE.

          11.12 Acknowledgements. The Company hereby acknowledges that:

          (a) none of the Administrative Agent or any Lender has any fiduciary relationship to any Credit Party, and the relationship between the Administrative Agent and the Lenders, on the one hand, and the Credit Parties, on the other hand, is solely that of creditor and debtor; and

          (b) no joint venture exists among the Lenders or among any Credit Parties and the Lenders.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                 GULFSTREAM DELAWARE CORPORATION


                                 By: /s/ Chris A. Davis
                                    --------------------------------------
                                     Title:  Executive Vice President &
                                             Chief Financial & Administrative
                                             Officer

                                 THE CHASE MANHATTAN BANK, as Administrative
                                 Agent and as a Lender


                                 By: /s/ William J. Caggiano
                                    --------------------------------------
                                    Title:  Managing Director


                                 ARAB BANK PLC


                                 By: /s/ Backer Ali
                                    --------------------------------------
                                     Title: Vice President & Controller
                                            Arab Bank PLC


                                 BANK AUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC.


                                 By: /s/ Clifford L. Wells
                                    --------------------------------------
                                     Title: Vice President


                                 By: /s/ William W. Hunter
                                    --------------------------------------
                                     Title: Vice President


                                 THE BANK OF NEW YORK


                                 By: /s/ David C. Siegel
                                    --------------------------------------
                                     Title: Vice President


                                 THE BANK OF NOVA SCOTIA


                                 By: /s/ William E. Zarrett
                                    --------------------------------------
                                     Title: Senior Relationship Manager


                                 BANK OF TOKYO-MITSUBISHI
                                 TRUST COMPANY

                                 By: /s/ Brian S. Dossie
                                    --------------------------------------
                                     Title: Assistant Vice President


                                 BANQUE NATIONALE DE PARIS


                                 By: /s/ John Stacy
                                    --------------------------------------
                                     Title: Vice President


                                 COMERCIA BANK


                                 By: /s/ Kristine L. Andersen
                                    --------------------------------------
                                     Title: Assistant Vice President


                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By: /s/ Philippe Soustra
                                    --------------------------------------
                                     Title: Senior Vice President


                                 THE FIRST NATIONAL BANK OF CHICAGO


                                 By: /s/ Dave T. McNeela
                                    --------------------------------------
                                     Title: Vice President


                                 FIRST UNION NATIONAL BANK


                                 By: /s/ Jeff Fisher
                                    --------------------------------------
                                     Title: Assistant Vice President


                                 FLEET NATIONAL BANK


                                 By: /s/ Roger C. Boucher
                                    --------------------------------------
                                     Title: Senior Vice President


                                 GULF INTERNATIONAL BANK


                                 By: /s/ Abdel-Fattah Tahoun
                                    --------------------------------------
                                     Title: Senior Vice President


                                 By: /s/ Mireille Khalidi
                                    --------------------------------------
                                     Title: Assistant Vice President


                                 THE INDUSTRIAL BANK OF JAPAN, LTD.


                                 By: /s/ Takuya Honjo
                                    --------------------------------------
                                     Title: Senior Vice President


                                 LANDESBANK SCHLESWIG-HOLSTEIN
                                 GIROZENTRALE


                                 By: /s/ Ulf Sonnabend
                                    --------------------------------------
                                     Title: Vice President


                                 By: /s/ Thomas Grunke
                                    --------------------------------------
                                     Title: Assistant Vice President


                                 MICHIGAN NATIONAL BANK


                                 By: /s/ Draga B. Palincas
                                    --------------------------------------
                                     Title: Relationship Manager


                                 PARIBAS


                                 By: /s/ Larry Robinson
                                    --------------------------------------
                                     Title: Vice President


                                 By: /s/ Rosine K. Matthews
                                    --------------------------------------
                                     Title: Vice President


                                 SOCIETE GENERALE


                                 By: /s/ Paul Dalle Molle
                                    --------------------------------------
                                     Title: Managing Director
                                            Head of Midwest Region


                                 SUMMIT BANK


                                 By: /s/ Robert A. Ewing
                                    --------------------------------------
                                     Title: Vice President


                                 SUN TRUST BANK, ATLANTA


                                 By: /s/ Jenna H. Kelly
                                    --------------------------------------
                                     Title: Vice President


                                 WACHOVIA BANK


                                 By: /s/ Tammie Fabbrini
                                    --------------------------------------
                                     Title: Vice President

                                                                 Annex A
                                                                 -------


                                Pricing Grid
                                ------------

                                    Eurodollar               ABR
    Leverage Ratio Level        Applicable Margin     Applicable Margin
    --------------------        -----------------     -----------------
              I                       2.50%                 1.50%
             II                       2.25%                 1.25%
            III                       2.00%                 1.00%
             IV                       1.75%                 0.75%
              V                       1.50%                 0.50%
             VI                       1.25%                 0.25%
            VII                       1.00%                 0.00%

                                                               EXHIBIT A TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------

                             FORM OF TERM NOTE

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE TERM LOAN AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH TERM LOAN AGREEMENT.



$_______________                                       New York, New York
                                                        _______  __, 1999


          FOR VALUE RECEIVED, the undersigned, GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of __________ (the "Lender") or its registered assigns at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of ____________ DOLLARS ($___________), or, if less, the unpaid principal amount of the Term Loan of the Lender. The principal amount of the Term Loan of the Lender shall be paid in the amounts and on the dates specified in subsection 2.2 of the Term Loan Agreement. The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 4.7 of the Term Loan Agreement.

          The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan extended by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, the date of each interest rate conversion pursuant to subsection 4.3 of the Term Loan Agreement and the principal amount with respect thereto and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. In the absence of manifest error, each such recordation shall constitute prima facie evidence of the accuracy of the information recorded, provided that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company in respect of such Term Loan.

          This Note (a) is one of the Term Notes referred to in the Term Loan Agreement, dated as of April 15, 1999 among the Company, the Lender, the other banks, financial institutions and other entities from time to time parties thereto and The Chase Manhattan Bank, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), (b) is subject to the provisions of the Term Loan Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Term Loan Agreement. This
Note is guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the nature and extent of the guarantees, the terms and conditions upon which each guarantee was granted and the rights of the holder of this Note in respect thereof.

          This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of the Company as provided in subsection 11.6(d) of the Term Loan Agreement.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Term Loan Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    GULFSTREAM DELAWARE CORPORATION


                                    By:
                                       -----------------------------------

                                    Name:
                                         ---------------------------------

                                    Title:
                                          --------------------------------


                                                                 Schedule A
                                                               to Term Note
                                                               ------------


                       LOANS AND REPAYMENTS OF LOANS


---------------- ---------------------- ------------ --------------- ------------------------- --------------------
                                                        Amount of
                                         Type of      Principal of       Unpaid Principal
     Date            Amount of Loans       Loan       Loans Repaid       Balance of Loans        Notation Made By
---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------


---------------- ---------------------- ------------ --------------- ------------------------- --------------------

                                                               EXHIBIT B TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------

                      FORM OF COMPANY PLEDGE AGREEMENT


          COMPANY PLEDGE AGREEMENT dated as of _____ __, 1999 made by GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Pledgor"), in favor of THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for (i) the lenders (the "Term Loan Lenders") parties to the Term Loan Agreement, dated as of April 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among the Pledgor, the Administrative Agent and the Lenders and (ii) the lenders (the "1996 Lenders") parties to the Credit Agreement, dated as of October 16, 1996 (as amended, supplemented or otherwise modified from time to time, the "1996 Credit Agreement"), among the Pledgor, Chase, as administrative agent for the 1996 Lenders, and the 1996 Lenders.

                           W I T N E S S E T H :


          WHEREAS, pursuant to the Term Loan Agreement, the Term Loan Lenders have severally agreed to make loans to the Pledgor upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Persons named under the caption "Issuer" on Schedules I and II hereto;

          WHEREAS, the Pledgor is the legal and beneficial owner of the Note Collateral (as defined herein);

          WHEREAS, it is a condition precedent to the obligation of the Term Loan Lenders to make their respective loans to the Pledgor under the Term Loan Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Term Loan Lenders to make their respective loans to the Pledgor under the Term Loan Agreement, the Pledgor hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Term Loan Agreement and used herein are so used as so defined; and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, General Intangibles and Instruments; and the following terms shall have the following meanings:

          "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral": the collective reference to the Pledged Stock, the Note Collateral and all Proceeds thereof.

          "Credit Agreements": the collective reference to the Term Loan Agreement and the 1996 Credit Agreement.

          "Gulfstream Georgia Note": the floating rate note, due October 1, 2003 and dated October 16, 1996 in the principal amount of $400,000,000 made by Gulfstream Aerospace Corporation, a Georgia corporation, in favor of the Pledgor.

          "Holdings Note": the 6.72% note, due October 1, 2004 and dated October 16, 1996 in the principal amount of $100,000,000 made by Holdings in favor of the Pledgor in connection with the Refinancing.

          "Issuer": with respect to any Pledged Stock, the Issuers from time to time listed on Schedules I and II hereto as the issuer of such Pledged Stock.

          "Lenders": the collective reference to the Term Loan Lenders and the 1996 Lenders.

          "1996 Obligations": the "Obligations" as defined in the 1996 Credit Agreement.

          "Note Collateral": all Pledged Notes and any collateral security for any Pledged Note which are required to be pledged to the Collateral Agent under the Credit Agreements.

          "Obligations": the collective reference to the Term Loan Obligations and the 1996 Obligations.

          "Pledge Agreement": this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

          "Pledge Agreement Lenders": at a particular time, the holders of at least 51% of the sum of (i) the aggregate unpaid principal amount of the Loans, if any, under the Term Loan Agreement and (ii) the aggregate unpaid principal amount of the Term Loans (as defined in the 1996 Credit Agreement) outstanding at such time, if any, and the aggregate Revolving Credit Commitments (as defined in the 1996 Credit Agreement) at such time.

          "Pledged Notes": the Gulfstream Georgia Note and the Holdings
Note.

          "Pledged Stock": all of the shares of capital stock of the Issuers listed on Schedules I and II hereto (but not more than 65% of all shares of each class of capital stock of the Issuers listed on Schedule II hereto) now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or may from time to time acquire any right, title or interest, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer thereof to the Pledgor while this Pledge Agreement is in effect.

          "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, all payments and other distributions and income with respect to any Pledged Notes, and any and all collections on the foregoing or distributions with respect to the foregoing.

          "Term Loan Obligations": the "Obligations" as defined in the Term Loan Agreement.

          2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Collateral Agent, for the ratable benefit of the Lenders, all of the Pledgor's right, title and interest in the Pledged Stock and the Pledged Notes and hereby transfers and grants to the Collateral Agent, for the ratable benefit of the Lenders, a first security interest in all of the Pledgor's right, title and interest in all of the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          3. Stock Powers. (a) Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

          (b) Concurrently with the delivery to the Collateral Agent of any Pledged Note, the Pledgor shall deliver an undated endorsement covering the Pledged Note, duly executed in blank by the Pledgor.


          4. Representations and Warranties. The Pledgor represents and warrants that:

          (a) the shares of capital stock of each of the Issuers listed on Schedules I and II hereto which are identified as Pledged Stock on said Schedules I and II constitute (i) all of the issued and outstanding shares of capital stock of the Issuers listed on Schedule I hereto which are owned by the Pledgor; and (ii) all of the issued and outstanding shares of capital stock of the Issuers listed on Schedule II hereto which are owned by the Pledgor (but not in excess of 65% of the issued and outstanding shares of all classes of the capital stock of such Issuers).

          (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgor is the record and beneficial owner of, and has good title to, the Collateral, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) upon (i) delivery to the Collateral Agent of the stock certificates evidencing the Pledged Stock and (ii) delivery to the Collateral Agent of the Pledged Notes, together with the endorsement thereof herein provided, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office.

          (e) The Pledgor's chief executive office and chief place of business, and the place where the Pledgor keeps its records concerning the Collateral, is located at: 500 Gulfstream Rd., Savannah, Georgia
31402-2206, or such other location as the Pledgor shall inform the Collateral Agent in accordance with subsection 6(e).

          The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by it on each Borrowing Date by the Pledgor under the Term Loan Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

          5. Covenants. The Pledgor covenants and agrees with the Collateral Agent and the Lenders, that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated:

          (a) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), promissory note or other instrument, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Collateral Agent and the Lenders, hold the same in trust for the Collateral Agent and the Lenders and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Pledgor to the Collateral Agent, if required, together with an undated stock power or endorsement, as appropriate, covering such certificate, note or instrument duly executed in blank by the Pledgor and with, if the Collateral Agent so requests, signature guarantees, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and, in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of such Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Collateral Agent and except as permitted by, or not prohibited under, the Credit Agreements, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock, membership interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Collateral Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

          (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other Instrument or Chattel Paper, such note, Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (d) The Pledgor agrees to pay, and to hold the Collateral Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          (e) The Pledgor will not, unless it shall give 45 days' prior written notice to such effect to the Collateral Agent, (i) change the location of its chief executive office or chief place of business from that specified in Section 5(e) hereof, or remove its books and records from such location or (ii) change its name, identity or structure to such an extent that any financing statements filed by the Collateral Agent in connection with this Agreement would become misleading.

          6. Cash Dividends; Interest; Voting Rights. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) have given notice to the Pledgor of the Collateral Agent's intent to exercise its rights pursuant to paragraph 8 below, the Pledgor shall be (i) permitted to receive all cash dividends or distributions to the extent permitted in the Credit Agreements in respect of the Pledged Stock, (ii) entitled to receive and retain any interest payments or other distributions made in respect of the Pledged Notes in accordance with the terms of the Credit Agreements and
(iii) permitted to exercise all voting, corporate, limited liability company and other rights of ownership with respect to the Pledged Stock and the Pledged Notes, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreements or any of the other Credit Documents.

          (b) If an Event of Default shall have occurred and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) have given notice to the Pledgor of its intent to exercise its rights pursuant to paragraph 8 below, (i) all dividends, interest payments and other distributions (including cash) paid on or in respect of the Pledged Stock and Pledged Notes shall be paid to and retained by the Collateral Agent as Collateral hereunder (or if received by the Pledgor, shall be held in trust by the Pledgor for the benefit of the Collateral Agent and the Lenders and shall be forthwith delivered by it, and in the case of the Pledged Notes, together with an appropriate undated endorsement duly executed in blank), and (ii) all voting, corporate, limited liability company and other rights pertaining to the Pledged Stock and the Pledged Notes, if any, shall be exercised by the Collateral Agent.

          8. Rights of the Lenders and the Collateral Agent. (a) If an Event of Default shall occur and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to the Pledgor, (i) the Collateral Agent shall have the right to receive any and all cash dividends, distributions and payments or other income paid in respect of the Collateral and make application thereof to the Obligations in such order as the Collateral Agent may determine and (ii) all shares of the Pledged Stock and all rights in the Note Collateral shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate, member, creditor and other rights, powers and privileges pertaining to such Collateral at any meeting of shareholders of any Issuer and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of any Issuer, or upon the exercise by the Pledgor or the Collateral Agent of any right, privilege or option pertaining to the Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct, but the Collateral Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Collateral Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent or any Lender of any right or remedy against any Issuer or the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of set-off with respect thereto. Neither the Collateral Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Collateral Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          8. Remedies. In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Term Loan Agreement or the 1996 Credit Agreement and such Obligations have not been paid in full, the Collateral Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer, or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          9. Registration Rights; Private Sales. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Collateral pursuant to paragraph 9 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause each Issuer whose stock or note or membership interest, as the case may be, is to be so registered to (i) execute and deliver, and cause the directors and officers of such Issuer or the Pledgor, as the case may be, to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of
Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 10 will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          10. Limitation on Duties Regarding Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Neither the Collateral Agent nor any Lender nor their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (except to the extent the same constitutes gross negligence or willful misconduct) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          12. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          14. No Waiver; Cumulative Remedies. Neither the Collateral Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor, the Collateral Agent and the Pledge Agreement Lenders, provided that no such waiver and no such amendment, supplement or modification shall alter the equal and ratable treatment afforded the Obligations without the written consent of each Lender adversely affected by any such waiver, amendment, supplement or modification. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Collateral Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          16. Notices. Notices by the Collateral Agent may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Issuers at their addresses or transmission numbers set forth in
Schedule III hereto and to the Pledgor at the address or transmission number set forth in subsection 11.2 of the Term Loan Agreement. Such notice shall be effective (a) in the case of mail, three Business Days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent, answerback received, addressed. The Pledgor and the Issuers may change their respective addresses and transmission numbers by written notice to the Collateral Agent.

          17. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs the Issuers to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuers shall be fully protected in so complying.

          18. Authority of Collateral Agent. The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreements and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuers shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                              GULFSTREAM DELAWARE CORPORATION


                              By:
                                 ----------------------------
                                       Title:

                        ACKNOWLEDGEMENT AND CONSENT

          The undersigned Issuers referred to in the foregoing Company Pledge Agreement hereby acknowledge receipt of a copy thereof and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned Issuers agree to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Company Pledge Agreement. The undersigned Issuers further agree that the terms of paragraph 9(c) of the Company Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of them under or pursuant to or arising out of paragraph 9 of the Company Pledge Agreement.

                     GULFSTREAM AEROSPACE CORPORATION,
                      a Georgia Corporation

                     GULFSTREAM AEROSPACE CORPORATION,
                      a California Corporation

                     GULFSTREAM AEROSPACE CORPORATION,
                      D/B/A GULFSTREAM AEROSPACE
                      TECHNOLOGIES
                      an Oklahoma Corporation


                                       By:
                                          ---------------------------------
                                           Title:

                                                                    SCHEDULE I
                                                                    to Company
                                                              Pledge Agreement
                                                              ----------------


            DESCRIPTION OF PLEDGED STOCK (DOMESTIC SUBSIDIARIES)
            ----------------------------------------------------


                                                                                Percentage of
                                                                                 Outstanding
                              Stock          Total No. of     Number of         Shares Owned
               Class of       Certificate    Outstanding    Shares Owned           by
Issuer           Stock            No.          Shares       by the Pledgor      the Pledgor
------         --------       -----------    ------------   --------------      --------------









                                                                   SCHEDULE II
                                                                    To Company
                                                              Pledge Agreement
                                                              ----------------



            DESCRIPTION OF PLEDGED STOCK (FOREIGN SUBSIDIARIES)
            ----------------------------------------------------


                                                                                Percentage of
                                                                                 Outstanding
                              Stock          Total No. of     Number of         Shares Owned
               Class of       Certificate    Outstanding    Shares Owned           by
Issuer           Stock            No.          Shares       by the Pledgor      the Pledgor
------         --------       -----------    ------------   --------------      --------------







                                                                  SCHEDULE III
                                                                    To Company
                                                              Pledge Agreement
                                                              ----------------

                             ADDRESSES OF ISSUERS
                             --------------------

                                                               EXHIBIT C TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------



                         FORM OF HOLDINGS GUARANTEE


          HOLDINGS GUARANTEE, dated as of _____ __, 1999, made by GULFSTREAM AEROSPACE CORPORATION (this "Guarantee"), a Delaware corporation (the "Guarantor"), in favor of THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") that are parties to the Term Loan Agreement described below.

                           W I T N E S S E T H :


          WHEREAS, GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Company"), is party to the Term Loan Agreement, dated as of the date hereof among the Company, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement");

          WHEREAS, pursuant to the terms of the Term Loan Agreement and the other Credit Documents, the Lenders have severally agreed to make loans to the Company;

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to the Company under the Term Loan Agreement that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Term Loan Agreement and to make Loans thereunder, the Guarantor hereby agrees with and for the benefit of the Administrative Agent and the Lenders as follows:

          1. Defined Terms. As used in this Guarantee, terms defined in the Term Loan Agreement (unless otherwise defined herein) are used herein as therein defined.

          2. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee constitutes a guarantee of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Administrative Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

          No payment or payments made by the Company, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full and the Commitments are terminated.

          The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

          4. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default specified in the Term Loan Agreement, the Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof, in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to such Lender hereunder and claims of every nature and description of such Lender against the Guarantor, in any currency, whether arising hereunder, under the Term Loan Agreement, the Notes or otherwise under any other Credit Document, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify the Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

          5. Subrogation, etc. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by any Lender, the Guarantor shall not exercise any of the rights of the Administrative Agent or any Lender which the Guarantor may acquire by way of subrogation, by any payment made hereunder, by reason of such set-off or application of funds or otherwise, against the Company or any collateral security or guarantee or right of set-off held by any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full or the Commitments shall not have been terminated, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as required by the applicable Credit Documents.

          6. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of set-off with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender and the Term Loan Agreement, the Notes, the other Credit Documents and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of set-off at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

          7. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or the Guarantor and the Administrative Agent or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Term Loan Agreement, the Notes, any of the other Credit Documents, any of the Obligations or any other collateral security therefor or guarantee or right of set-off with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of set-off with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of set-off, or any release of the Company or any such other Person or any such collateral security, guarantee or right of set-off, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Term Loan Agreement the Company may be free from any Obligations.

          8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          9. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

          10. Representations and Warranties. The Guarantor hereby represents and warrants that:

          (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, except to the extent that the failure to possess such corporate power and authority and such legal right would not, in the aggregate, have a material adverse effect on the business, financial condition, assets or results of operations of the Guarantor and its Subsidiaries taken as a whole (a "Material Adverse Effect");

          (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

          (c) this Guarantee constitutes a legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (d) the execution, delivery and performance by the Guarantor of this Guarantee will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon the Guarantor, which violations, individually or in the aggregate, would have a material adverse effect on the ability of the Guarantor to perform its obligations hereunder or which would have a Material Adverse Effect (not waived by the other parties hereto) and will not result in or require the creation or imposition of any Lien on any of the properties or assets of the Guarantor pursuant to any Requirement of Law applicable to it or any Contractual Obligation of the Guarantor (other than any Liens created pursuant to the Credit Documents);

          (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee; and

          (f) no litigation or investigation known to the Guarantor or proceeding of or by any Governmental Authority or other Person is pending against the Guarantor (i) with respect to any of this Guarantee (ii) which would have a Material Adverse Effect.

          The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on each Borrowing Date by the Company under the Term Loan Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

          11. Covenants. The Guarantor hereby covenants and agrees with the Administrative Agent and the Lenders that, from and after the date hereof and until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full and the Commitments are terminated, the Guarantor shall not conduct, transact or otherwise engage in any business or operations, incur, create, assume or suffer to exist any Indebtedness, Contingent Obligations or other liabilities or obligations or Liens, or own, lease, manage or otherwise operate any properties or assets, other than (i) incident to the ownership of the capital stock of the Company, and the exercise of rights and performance of obligations in connection therewith, (ii) the entry into, and exercise of rights and performance of obligations in respect of this Guarantee and the Holdings Pledge Agreement, (iii) the issuance of equity securities and unsecured debt securities provided that the net proceeds of such issuance are advanced (pursuant to instruments subordinated to the Obligations in a manner satisfactory to the Administrative Agent) to or contributed to the capital of, the Company, in each case promptly after the issuance thereof, (iv) the making of loans to the Company, (v) the conduct or direct or indirect ownership of other businesses if such other businesses are related to the business of the Company and such businesses are effectively contributed to the Company within 90 days of its acquisition by Parent, (vi) the issuance of guarantees of obligations of the Company and its Subsidiaries otherwise permitted under the Term Loan Agreement, (vii) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (viii) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith,
(ix) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (x) the performance of obligations under and in compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Company and its Subsidiaries, (xi) the issuance of the Holdings Note to the Company and
(xii) the incurrence and payment of any taxes for which it may be liable.


          12. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          14. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          15. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Guarantor, the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          16. Notices. All notices, requests and demands to or upon the Guarantor or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in subsection 11.2 of the Term Loan Agreement or
Schedule I hereto, as the case may be.

          17. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          18. SUBMISSION TO JURISDICTION; WAIVERS. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY CREDIT DOCUMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE AFFECTED BY MAILING A COPY THEREOF, BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH ON SCHEDULE I HERETO OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 15 HEREOF;

          (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          (b) EACH OF THE ADMINISTRATIVE AGENT, EACH LENDER AND THE GUARANTOR HEREBY UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

          20. Authority of Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders be governed by the Term Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Guarantor, the Company nor any other guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                    GULFSTREAM AEROSPACE CORPORATION
                                    a Delaware Corporation


                                    By:
                                       ------------------------------------
                                       Title:

                                                                 SCHEDULE I
                                                                 ----------





                            Address of Guarantor
                            --------------------


                            500 Gulfstream Road
                        Savannah, Georgia 31402-2206

                                                               EXHIBIT D TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------


                     FORM OF HOLDINGS PLEDGE AGREEMENT

          HOLDINGS PLEDGE AGREEMENT dated as of _____ __, 1999 made by GULFSTREAM AEROSPACE CORPORATION, a Delaware corporation (the "Pledgor"), in favor of THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for (i) the lenders (the "Term Loan Lenders") parties to the Term Loan Agreement, dated as of April 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among GULFSTREAM DELAWARE CORPORATION (the "Company"), the Administrative Agent and the Lenders and (ii) the lenders (the "1996 Lenders") parties to the Credit Agreement, dated as of October 16, 1996 (as amended, supplemented or otherwise modified from time to time, the "1996 Credit Agreement"), among the Company, Chase, as administrative agent for the 1996 Lenders (in such capacity, the "1996 Administrative Agent"), and the 1996 Lenders.

                           W I T N E S S E T H :


          WHEREAS, pursuant to the Term Loan Agreement, the Term Loan Lenders have severally agreed to make loans to the Company upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Persons named under the caption "Issuer" on Schedules I and II hereto;

          WHEREAS, the Pledgor has executed and delivered the Holdings Guarantee dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Holdings Guarantee") pursuant to which, subject to the terms and conditions thereof, the Pledgor has guaranteed to the Administrative Agent and the Term Loan Lenders the punctual payment and performance of all amounts and other obligations owing by the Issuer pursuant to the Term Loan Agreement;

          WHEREAS, the Pledgor has executed and delivered a Holdings Guarantee dated as of October 16, 1996 (as amended, supplemented or otherwise modified from time to time, the "1996 Holdings Guarantee") pursuant to which, subject to the terms and conditions thereof, the Pledgor has guaranteed to the 1996 Administrative Agent and the 1996 Lenders the punctual payment and performance of all amounts and other obligations owing by the Issuer pursuant to the 1996 Credit Agreement;

          WHEREAS, it is a condition precedent to the obligation of the Term Loan Lenders to make their respective loans to the Company under the Term Loan Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Term Loan Lenders to make their respective loans to the Company under the Term Loan Agreement, the Pledgor hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Term Loan Agreement and used herein are so used as so defined; and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, General Intangibles and Instruments; and the following terms shall have the following meanings:

          "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral": the collective reference to the Pledged Stock and all Proceeds thereof.

          "Credit Agreements": the collective reference to the Term Loan Agreement and the 1996 Credit Agreement.

          "Guarantee Obligations": all indebtedness, obligations and liabilities of the Pledgor under the Holdings Guarantee and the 1996 Holdings Guarantee, including, without limitation, (i) all guarantee obligations in respect of the unpaid principal of and interest on the Loans and all other Obligations of the Company to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, matured or unmatured, due or to become due, or now existing or hereafter incurred under the Term Loan Agreement and the other Credit Documents and (ii) all guarantee obligations in respect of the unpaid principal of and interest on the 1996 Loans and all other 1996 Obligations of the Company to the 1996 Administrative Agent and the 1996 Lenders, whether direct or indirect, absolute or contingent, matured or unmatured, due or to become due, or now existing or hereafter incurred under the 1996 Credit Agreement and the other 1996 Credit Documents.

          "Issuer": with respect to any Pledged Stock, the Issuers from time to time listed on Schedules I and II hereto as the issuer of such Pledged Stock.

          "Lenders": the collective reference to the Term Loan Lenders and the 1996 Lenders.

          "1996 Credit Documents": the "Credit Documents" as defined in the 1996 Credit Agreement.

          "1996 Loans": the "Loans" as defined in the 1996 Credit
Agreement.

          "1996 Obligations": the "Obligations" as defined in the 1996 Credit Agreement.

          "Pledge Agreement": this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

          "Pledge Agreement Lenders": at a particular time, the holders of at least 51% of the sum of (i) the aggregate unpaid principal amount of the Loans, if any, under the Term Loan Agreement and (ii) the aggregate unpaid principal amount of the Term Loans (as defined in the 1996 Credit Agreement) outstanding at such time, if any, and the aggregate Revolving Credit Commitments (as defined in the 1996 Credit Agreement) at such time.

          "Pledged Stock": all of the shares of capital stock of the Issuers listed on Schedules I and II hereto (but not more than 65% of all shares of each class of capital stock of the Issuers listed on Schedule II hereto) now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or may from time to time acquire any right, title or interest, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer thereof to the Pledgor while this Pledge Agreement is in effect.

          "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, and any and all collections on the foregoing or distributions with respect to the foregoing.

          2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Collateral Agent, for the ratable benefit of the Lenders, all of the Pledgor's right, title and interest in the Pledged Stock, and hereby transfers and grants to the Collateral Agent, for the ratable benefit of the Lenders, a first security interest in all of the Pledgor's right, title and interest in all of the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantee Obligations.

          3. Stock Powers. Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

          4. Representations and Warranties. The Pledgor represents and warrants that:

          (a) the shares of capital stock of each of the Issuers listed on Schedules I and II hereto which are identified as Pledged Stock on said Schedules I and II constitute (i) all of the issued and outstanding shares of capital stock of the Issuers listed on Schedule I hereto which are owned by the Pledgor; and (ii) all of the issued and outstanding shares of capital stock of the Issuers listed on Schedule II hereto which are owned by the Pledgor (but not in excess of 65% of the issued and outstanding shares of all classes of the capital stock of such Issuers).

          (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) the Pledgor is the record and beneficial owner of, and has good title to, the Collateral, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) upon delivery to the Collateral Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (e) The Pledgor's chief executive office and chief place of business, and the place where the Pledgor keeps its records concerning the Collateral, is located at: 500 Gulfstream Rd., Savannah, Georgia
31402-2206, or such other location as the Pledgor shall inform the Collateral Agent in accordance with subsection 6(e).

          The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by it on each Borrowing Date by the Pledgor under the Term Loan Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

          5. Covenants. The Pledgor covenants and agrees with the Collateral Agent and the Lenders, that, from and after the date of this Pledge Agreement until the Guarantee Obligations are paid in full and the Commitments are terminated:

          (a) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), promissory note or other instrument, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Collateral Agent and the Lenders, hold the same in trust for the Collateral Agent and the Lenders and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Pledgor to the Collateral Agent, if required, together with an undated stock power or endorsement, as appropriate, covering such certificate, note or instrument duly executed in blank by the Pledgor and with, if the Collateral Agent so requests, signature guarantees, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Guarantee Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations, and, in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of such Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Guarantee Obligations.

          (b) Without the prior written consent of the Collateral Agent and except as permitted by, or not prohibited under, the Credit Agreements, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock, membership interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Collateral Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

          (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other Instrument or Chattel Paper, such note, Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (d) The Pledgor agrees to pay, and to hold the Collateral Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          6. Cash Dividends; Voting Rights. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) have given notice to the Pledgor of the Collateral Agent's intent to exercise its rights pursuant to paragraph 8 below, the Pledgor shall be (i) permitted to receive all cash dividends or distributions to the extent permitted in the Credit Agreements in respect of the Pledged Stock and (ii) permitted to exercise all voting, corporate, limited liability company and other rights of ownership with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreements or any of the other Credit Documents.

          (b) If an Event of Default shall have occurred and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) have given notice to the Pledgor of its intent to exercise its rights pursuant to paragraph 8 below, (i) all dividends, interest payments and other distributions (including cash) paid on or in respect of the Pledged Stock shall be paid to and retained by the Collateral Agent as Collateral hereunder (or if received by the Pledgor, shall be held in trust by the Pledgor for the benefit of the Collateral Agent and the Lenders and shall be forthwith delivered by it), and (ii) all voting, corporate, limited liability company and other rights pertaining to the Pledged Stock, if any, shall be exercised by the Collateral Agent.

          7. Rights of the Lenders and the Collateral Agent. (a) If an Event of Default shall occur and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to the Pledgor, (i) the Collateral Agent shall have the right to receive any and all cash dividends, distributions and payments or other income paid in respect of the Collateral and make application thereof to the Guarantee Obligations in such order as the Collateral Agent may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate, member, creditor and other rights, powers and privileges pertaining to such Collateral at any meeting of shareholders of any Issuer and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of any Issuer, or upon the exercise by the Pledgor or the Collateral Agent of any right, privilege or option pertaining to the Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct, but the Collateral Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Collateral Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent or any Lender of any right or remedy against any Issuer or the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Guarantee Obligations or against any collateral security therefor, guarantee therefor or right of set-off with respect thereto. Neither the Collateral Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Collateral Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          8. Remedies. In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Term Loan Agreement or the 1996 Credit Agreement and such Obligations have not been paid in full, the Collateral Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Guarantee Obligations or Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer, or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Guarantee Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          9. Registration Rights; Private Sales. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Collateral pursuant to paragraph 9 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause each Issuer whose stock or note or membership interest, as the case may be, is to be so registered to (i) execute and deliver, and cause the directors and officers of such Issuer or the Pledgor, as the case may be, to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of
Section 11(a) of the Securities Act.

          (b) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          10. Limitation on Duties Regarding Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Neither the Collateral Agent nor any Lender nor their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (except to the extent the same constitutes gross negligence or willful misconduct) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          12. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          14. No Waiver; Cumulative Remedies. Neither the Collateral Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor, the Collateral Agent and the Pledge Agreement Lenders, provided that no such waiver and no such amendment, supplement or modification shall alter the equal and ratable treatment afforded the Guarantee Obligations without the written consent of each Lender adversely affected by any such waiver, amendment, supplement or modification This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Collateral Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          16. Notices. Notices by the Collateral Agent may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Issuers at their addresses or transmission numbers set forth in
Schedule III hereto and to the Pledgor at the address or transmission number set forth in subsection 11.2 of the Term Loan Agreement. Such notice shall be effective (a) in the case of mail, three Business Days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent, answerback received, addressed. The Pledgor and the Issuers may change their respective addresses and transmission numbers by written notice to the Collateral Agent.

          17. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs the Issuers to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuers shall be fully protected in so complying.

          18. Authority of Collateral Agent. The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreements and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuers shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                          GULFSTREAM AEROSPACE CORPORATION
                                          a Delaware Corporation

                                            By:
                                               ----------------------------
                                               Name:
                                               Title:

                        ACKNOWLEDGEMENT AND CONSENT

          The undersigned Issuers referred to in the foregoing Holdings Pledge Agreement hereby acknowledge receipt of a copy thereof and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned Issuers agree to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Holdings Pledge Agreement. The undersigned Issuers further agree that the terms of paragraph 9(c) of the Holdings Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of them under or pursuant to or arising out of paragraph 9 of the Holdings Pledge Agreement.

                                   GULFSTREAM DELAWARE CORPORATION


                                            By:
                                               --------------------------
                                               Title:

                                                                    SCHEDULE I
                                                                   to Holdings
                                                              Pledge Agreement
                                                              ----------------



            DESCRIPTION OF PLEDGED STOCK (DOMESTIC SUBSIDIARIES)
            ----------------------------------------------------


                                                                                Percentage of
                                                                                 Outstanding
                              Stock          Total No. of     Number of         Shares Owned
               Class of       Certificate    Outstanding    Shares Owned           by
Issuer           Stock            No.          Shares       by the Pledgor      the Pledgor
------         --------       -----------    ------------   --------------      --------------








                                                                   SCHEDULE II
                                                                   to Holdings
                                                              Pledge Agreement
                                                              ----------------



            DESCRIPTION OF PLEDGED STOCK (DOMESTIC SUBSIDIARIES)
            ----------------------------------------------------


                                                                                Percentage of
                                                                                 Outstanding
                              Stock          Total No. of     Number of         Shares Owned
               Class of       Certificate    Outstanding    Shares Owned           by
Issuer           Stock            No.          Shares       by the Pledgor      the Pledgor
------         --------       -----------    ------------   --------------      --------------







                                                               SCHEDULE III
                                                                To Holdings
                                                           Pledge Agreement
                                                           ----------------

                            ADDRESSES OF ISSUERS
                            --------------------

                                                               EXHIBIT E TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------



                        FORM OF SUBSIDIARY GUARANTEE



          SUBSIDIARY GUARANTEE, dated as of _____ __, 1999 (this "Guarantee"), by each of the entities that are signatories hereto (the "Guarantors") in favor of THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") that are parties to the Term Loan Agreement described below.

                           W I T N E S S E T H :


          WHEREAS, GULFSTREAM DELAWARE CORPORATION, a Delaware corporation (the "Company"), is party to the Term Loan Agreement, dated as of April 15, 1999, among the Company, the Lenders, the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement");

          WHEREAS, pursuant to the terms of the Term Loan Agreement and the other Credit Documents, the Lenders have severally agreed to make loans to the Company;

          WHEREAS, the Company owns, directly or indirectly, all of the issued and outstanding stock of, or other equity interests in, each of the Guarantors;

          WHEREAS, the proceeds of the extensions of credit under the Term Loan Agreement may be used in part to enable the Company to make valuable transfers to some of the Guarantors in connection with the operation of their respective businesses;

          WHEREAS, each Guarantor will derive substantial direct and indirect benefit from the extensions of credit under the Term Loan Agreement; and

          WHEREAS, the obligation of the Lenders to make their respective loans to the Company is conditioned upon, among other things, the execution and delivery by each of the Guarantors of this Guarantee to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Term Loan Agreement and to make their respective loans to the Company, each Guarantor hereby agrees with and for the benefit of the Administrative Agent and the Lenders as follows:

          1. Defined Terms. As used in this Guarantee, terms defined in the Term Loan Agreement (unless otherwise defined herein) are used herein as therein defined, and the following term shall have the following meaning:

          "Maximum Guaranteed Amount" for any Guarantor shall mean, the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

          2. Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and each Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee; provided, however, that, anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount. This Guarantee constitutes a guarantee of payment when due and not of collection, and each of the Guarantors specifically agrees that it shall not be necessary or required that the Administrative Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

          (b) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Guaranteed Amount of such Guarantor or of all of the Guarantors without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent and the Lenders hereunder.

          (c) No payment or payments made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to its Maximum Guaranteed Amount until the Obligations are paid in full and the Commitments are terminated.

          (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

          3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Paragraph 5 hereof. The provisions of this Paragraph 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

          4. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default specified in the Term Loan Agreement, each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof, in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Term Loan Agreement, the Notes, or otherwise under any other Credit Document, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify such Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

          5. Subrogation, etc. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall exercise any of the rights of the Administrative Agent or any Lender which the Guarantor may acquire by way of subrogation, by any payment made hereunder, by reason of such set-off or application of funds or otherwise, against the Company or any other Guarantor or any collateral security or guarantee or right of set-off held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full or the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as required by the applicable Credit Documents.

          6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of set-off with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender and the Term Loan Agreement, the Notes, the other Credit Documents and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of set-off at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Company or any other Guarantor or guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from the Company or any such other Guarantor or guarantor or any release of the Company or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or any of the Guarantors and the Administrative Agent or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Term Loan Agreement, the Notes, any of the other Credit Documents, any of the Obligations or any other collateral security therefor or guarantee or right of set-off with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of set-off with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of set-off, or any release of the Company or any such other Person or any such collateral security, guarantee or right of set-off, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Term Loan Agreement the Company may be free from any Obligations.

          8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017, U.S.A.

          10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

          (a) such Guarantor is a corporation, limited liability company or partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the corporate, limited liability company or partnership power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, except to the extent that the failure to possess such corporate, limited liability company or partnership power and authority and such legal right would not, in the aggregate, have a material adverse effect on the business, financial condition, assets or results of operations of such Guarantor and its Subsidiaries taken as a whole (a "Material Adverse Effect");

          (b) such Guarantor has the corporate, limited liability company or partnership power and authority and the legal right to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party, and has taken all necessary corporate, limited liability company or partnership action to authorize its execution, delivery and performance of the Credit Documents to which it is a party;

          (c) the Credit Documents to which it is a party constitute legal, valid and binding obligations of such Guarantor enforceable against such Guarantor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (d) the execution, delivery and performance by such Guarantor of the Credit Documents to which it is a party will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon such Guarantor, which violations, individually or in the aggregate, would have a material adverse effect on the ability of such Guarantor to perform its obligations hereunder or thereunder or which would have a Material Adverse Effect (not waived by the other parties hereto or thereto) and will not result in or require the creation or imposition of any Lien on any of the properties or assets of such Guarantor pursuant to any Requirement of Law applicable to it or any Contractual Obligation of such Guarantor (other than any Liens created pursuant to the Credit Documents);

          (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability by or against such Guarantor of the Credit Documents to which it is a party; and

          (f) no litigation or investigation known to such Guarantor or proceeding of or by any Governmental Authority or other Person is pending against such Guarantor (i) with respect to any of the Credit Documents to which it is a party or (ii) which would have a Material Adverse Effect.

          Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on each Borrowing Date by the Company under the Term Loan Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

          11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          13. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          14. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          15. Notices. All notices, requests and demands to or upon the Guarantors or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in subsection 11.2 of the Term Loan Agreement or
Schedule I hereto, as the case may be.

          16. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          17. SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY CREDIT DOCUMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE AFFECTED BY MAILING A COPY THEREOF, BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH ON SCHEDULE I HERETO OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 15 HEREOF;

          (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          (b) EACH OF THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH GUARANTOR HEREBY UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

          18. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders be governed by the Term Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither such Guarantor, the Company nor any other Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                           GULFSTREAM AEROSPACE CORPORATION
                           a Georgia Corporation

                           GULFSTREAM AEROSPACE CORPORATION,
                           D/B/A GULFSTREAM AEROSPACE TECHNOLOGIES
                           an Oklahoma Corporation

                           GULFSTREAM AEROSPACE CORPORATION
                           a California Corporation


                            By:
                               -----------------------------------------
                               Title:

                                                                 SCHEDULE I
                                                                 ----------





                          Addresses of Guarantors
                          -----------------------




          The address of each Guarantor is:

                                                               EXHIBIT F TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------


                    FORM OF SUBSIDIARY PLEDGE AGREEMENT

          SUBSIDIARY PLEDGE AGREEMENT dated as of _____ __, 1999 made by each of the entities that are signatories hereto (each, a "Pledgor", collectively, the "Pledgors"), in favor of THE CHASE MANHATTAN BANK ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for (i) the lenders (the "Term Loan Lenders") parties to the Term Loan Agreement, dated as of April 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among GULFSTREAM DELAWARE CORPORATION (the "Company"), the Administrative Agent and the Lenders and (ii) the lenders (the "1996 Lenders") parties to the Credit Agreement, dated as of October 16, 1996 (as amended, supplemented or otherwise modified from time to time, the "1996 Credit Agreement"), among the Company, Chase, as administrative agent for the 1996 Lenders (in such capacity, the "1996 Administrative Agent"), and the 1996 Lenders.


                           W I T N E S S E T H :
                           - - - - - - - - - - -


          WHEREAS, pursuant to the Term Loan Agreement, the Term Loan Lenders have severally agreed to make loans to the Company upon the terms and subject to the conditions set forth therein;

          WHEREAS, each Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Persons named under the caption "Issuer" on Schedules I and II hereto set forth opposite such Pledgor's name;

          WHEREAS, the Pledgors have executed and delivered the Subsidiary Guarantee dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee") pursuant to which, subject to the terms and conditions thereof, the Pledgors have guaranteed to the Administrative Agent and the Term Loan Lenders the punctual payment and performance of all amounts and other obligations owing by the Issuer pursuant to the Term Loan Agreement;

          WHEREAS, the Pledgors have executed and delivered a Subsidiary Guarantee dated as of October 16, 1996 (as amended, supplemented or otherwise modified from time to time, the "1996 Subsidiary Guarantee") pursuant to which, subject to the terms and conditions thereof, the Pledgors have guaranteed to the 1996 Administrative Agent and the 1996 Lenders the punctual payment and performance of all amounts and other obligations owing by the Issuer pursuant to the 1996 Credit Agreement;

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to the Company under the Term Loan Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make their respective loans to the Company under the Term Loan Agreement, the Pledgors hereby agree with the Collateral Agent, for the ratable benefit of the Lenders, as follows:

          1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Term Loan Agreement and used herein are so used as so defined; and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, General Intangibles and Instruments; and the following terms shall have the following meanings:

          "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral": the collective reference to the Pledged Stock, and all Proceeds thereof.

          "Credit Agreements": the collective reference to the Term Loan Agreement and the 1996 Credit Agreement.

          "Guarantee Obligations": as to each Pledgor, all indebtedness, obligations and liabilities of such Pledgor under the Subsidiary Guarantee and the 1996 Subsidiary Guarantee, including, without limitation, (i) all guarantee obligations in respect of the unpaid principal of and interest on the Loans and all other Obligations of the Company to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, matured or unmatured, due or to become due, or now existing or hereafter incurred under the Term Loan Agreement and the other Credit Documents and (ii) all guarantee obligations in respect of the unpaid principal of and interest on the 1996 Loans and all other 1996 Obligations of the Company to the 1996 Administrative Agent and the 1996 Lenders, whether direct or indirect, absolute or contingent, matured or unmatured, due or to become due, or now existing or hereafter incurred under the 1996 Credit Agreement and the other 1996 Credit Documents.

          "Issuer": with respect to any Pledged Stock, the Issuers from time to time listed on Schedules I and II as the issuer of such Pledged Stock.

          "Lenders": the collective reference to the Term Loan Lenders and the 1996 Lenders.

          "1996 Credit Documents": the "Credit Documents" as defined in the 1996 Credit Agreement.

          "1996 Loans": the "Loans" as defined in the 1996 Credit
     Agreement.

          "1996 Obligations": the "Obligations" as defined in the 1996 Credit Agreement.

          "Pledge Agreement": this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

          "Pledge Agreement Lenders": at a particular time, the holders of at least 51% of the sum of (i) the aggregate unpaid principal amount of the Loans, if any, under the Term Loan Agreement and (ii) the aggregate unpaid principal amount of the Term Loans (as defined in the 1996 Credit Agreement) outstanding at such time, if any, and the aggregate Revolving Credit Commitments (as defined in the 1996 Credit Agreement) at such time.

          "Pledged Stock": all of the shares of capital stock of the Issuers listed on Schedules I and II hereto (but not more than 65% of all shares of each class of Capital Stock of the Issuers listed on
     Schedule II hereto) now owned or at any time hereafter acquired by any Pledgor or in which any Pledgor now has or may from time to time acquire any right, title or interest, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer thereof to the applicable Pledgor while this Pledge Agreement is in effect.

          "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, and any and all collections on the foregoing or distributions with respect to the foregoing.

          2. Pledge; Grant of Security Interest. Each Pledgor hereby delivers to the Collateral Agent, for the ratable benefit of the Lenders, all of such Pledgor's right, title and interest in the Pledged Stock and hereby transfers and grants to the Collateral Agent, for the ratable benefit of the Lenders, a first security interest in all of such Pledgor's right, title and interest in all of the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantee Obligations.

          3. Stock Powers. Concurrently with the delivery by any Pledgor to the Collateral Agent of each certificate representing one or more shares of Pledged Stock, such Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by such Pledgor.

          4. Representations and Warranties. Each Pledgor represents and warrants that:

          (a) the shares of capital stock of each of the Issuers listed on Schedules I and II which are identified as Pledged Stock on said Schedules I and II constitute (i) all of the issued and outstanding shares of capital stock of the Issuers listed on Schedule I hereto which are owned by the Pledgors; and (ii) all of the issued and outstanding shares of capital stock of the Issuers listed on Schedule II hereto which are owned by the Pledgors (but not in excess of 65% of the issued and outstanding shares of all classes of the capital stock of such Issuers);

          (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (c) such Pledgor is the record and beneficial owner of, and has good title to, the Collateral owned by it, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

          (d) upon delivery to the Collateral Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral owned by such Pledgor (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office.

          Each Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by it on each Borrowing Date by such Pledgor under the Term Loan Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

          5. Covenants. Each Pledgor covenants and agrees with the Collateral Agent and the Lenders, that, from and after the date of this Pledge Agreement until the Guarantee Obligations are paid in full and the Commitments are terminated:

          (a) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), promissory note or other instrument, option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the Lenders, hold the same in trust for the Collateral Agent and the Lenders and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, together with an undated stock power or endorsement, as appropriate, covering such certificate, note or instrument duly executed in blank by such Pledgor and with, if the Collateral Agent so requests, signature guarantees, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Guarantee Obligations. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations, and, in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of such Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Pledgor, as additional collateral security for the Guarantee Obligations.

          (b) Without the prior written consent of the Collateral Agent and except as permitted by, or not prohibited under, the Credit Agreements, such Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock, membership interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or
     (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. Such Pledgor will defend the right, title and interest of the Collateral Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

          (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other Instrument or Chattel Paper, such note, Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (d) Such Pledgor agrees to pay, and to save the Collateral Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          6. Cash Dividends; Voting Rights. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) have given notice to any Pledgor of the Collateral Agent's intent to exercise its rights pursuant to paragraph 8 below, such Pledgor shall be (i) permitted to receive all cash dividends or distributions to the extent permitted in the Credit Agreements in respect of the Pledged Stock and (ii) permitted to exercise all voting, corporate and other rights of ownership with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreements or any of the other Credit Documents.

          (b) If an Event of Default shall have occurred and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to any Pledgor, (i) all dividends, interest payments and other distributions (including cash) paid on or in respect of the Pledged Stock owned by such Pledgor shall be paid to and retained by the Collateral Agent as Collateral hereunder (or if received by such Pledgor, shall be held in trust by such Pledgor for the benefit of the Collateral Agent and the Lenders and shall be forthwith delivered by it), and (ii) all voting, corporate and other rights pertaining to the Pledged Stock, if any, shall be exercised by the Collateral Agent.

          7. Rights of the Lenders and the Collateral Agent. (a) If an Event of Default shall occur and be continuing and the Collateral Agent shall (unless such Event of Default is an Event of Default specified in subsection 9(f) of the Term Loan Agreement or subsection 9(f) of the 1996 Credit Agreement, in which case no such notice need be given) give notice of its intent to exercise its rights hereunder to any Pledgor, (i) the Collateral Agent shall have the right to receive any and all cash dividends, distributions and payments or other income paid in respect of the Collateral and make application thereof to the Guarantee Obligations in such order as the Collateral Agent may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate, member, creditor and other rights, powers and privileges pertaining to the Collateral at any meeting of shareholders of any Issuer or otherwise, and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of any Issuer, or upon the exercise by any Pledgor or the Collateral Agent of any right, privilege or option pertaining to the Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct, but the Collateral Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Collateral Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent or any Lender of any right or remedy against any Issuer, or any Pledgor or against any other Person which may be or become liable in respect of all or any part of the Guarantee Obligations or against any collateral security therefor, guarantee therefor or right of set-off with respect thereto. Neither the Collateral Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so (except to the extent that such failure constitutes gross negligence or willful misconduct), nor shall the Collateral Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          8. Remedies. In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Term Loan Agreement or the 1996 Credit Agreement and such Obligations have not been paid in full, the Collateral Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Guarantee Obligations or Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor, any Issuer, or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Guarantee Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          9. Registration Rights; Private Sales. () If the Collateral Agent shall determine to exercise its right to sell any or all of the Collateral pursuant to paragraph 9 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), each Pledgor will cause each Issuer whose stock, note or membership interest, as the case may be, is to be so registered to (i) execute and deliver, and cause the directors and officers of such Issuer, as the case may be, to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral, or that portion thereof to be sold, and
(iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 10 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          10. Limitation on Duties Regarding Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Neither the Collateral Agent nor any Lender nor their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so (except to the extent that such failure constitutes gross negligence or willful misconduct) or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise.

          11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          12. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction or against any Pledgor shall, as to such jurisdiction or Pledgor, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or the applicability of any provisions hereof with respect to any other Pledgor, and any such prohibition or unenforceability in any jurisdiction or against any Pledgor shall not invalidate or render unenforceable such provision in any other jurisdiction or against any other Pledgor.

          13. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          14. No Waiver; Cumulative Remedies. Neither the Collateral Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          15. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor, the Collateral Agent and the Pledge Agreement Lenders, provided that no such waiver and no such amendment, supplement or modification shall alter the equal and ratable treatment afforded the Obligations without the written consent of each Lender adversely affected by any such waiver, amendment, supplement or modification This Pledge Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Collateral Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          16. Notices. Notices by the Collateral Agent may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Issuers at their addresses or transmission numbers set forth in
Schedule III hereto and to the Pledgors at their addresses or transmission numbers set forth on Schedule IV hereto. Such notice shall be effective (a) in the case of mail, three Business Days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent, answerback received, addressed. The Pledgors and the Issuers may change their respective addresses and transmission numbers by written notice to the Collateral Agent.

          17. Irrevocable Authorization and Instruction to Issuers. Each Pledgor hereby authorizes and instructs the Issuers to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from any Pledgor, and such Pledgor agrees that the Issuers shall be fully protected in so complying.

          18. Authority of Collateral Agent. Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreements and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither any Pledgor nor the Issuers shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                            [PLEDGORS]



                                            By:
                                               ----------------------------
                                               Title:

Accepted and Agreed:

THE CHASE MANHATTAN BANK, as Collateral Agent


By:
   ----------------------------
   Title:

                        ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned Issuers referred to in the foregoing Subsidiary Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each of the undersigned Issuers agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Subsidiary Pledge Agreement. Each of the undersigned Issuers further agrees that the terms of paragraph 9(c) of the Subsidiary Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Subsidiary Pledge Agreement.

                                            [LIST OF ISSUERS]



                                            By:
                                               ----------------------------
                                               Title:

                                                                 SCHEDULE I
                                                              to Subsidiary
                                                           Pledge Agreement
                                                           ----------------



            DESCRIPTION OF PLEDGED STOCK (DOMESTIC SUBSIDIARIES)
            ----------------------------------------------------


                                                                  Percentage of
                       Stock      Total No. of     Number of       Outstanding
         Class of   Certificate    Outstanding    Shares Owned     Shares Owned
Issuer    Stock         No.          Shares      by the Pledgor    by the Pledgor
------    -----         ---          ------      --------------    --------------



                                                                SCHEDULE II
                                                              To Subsidiary
                                                           Pledge Agreement
                                                           ----------------


            DESCRIPTION OF PLEDGED STOCK (FOREIGN SUBSIDIARIES)
            ---------------------------------------------------


                                                                  Percentage of
                       Stock      Total No. of     Number of       Outstanding
         Class of   Certificate    Outstanding    Shares Owned     Shares Owned
Issuer    Stock         No.          Shares      by the Pledgor    by the Pledgor
------    -----         ---          ------      --------------    --------------



                                                               SCHEDULE III
                                                              To Subsidiary
                                                           Pledge Agreement
                                                           ----------------


                            ADDRESSES OF ISSUERS
                            --------------------

                                                                SCHEDULE IV
                                                              To Subsidiary
                                                           Pledge Agreement
                                                           ----------------


                           ADDRESSES OF PLEDGORS
                           ---------------------

                                                               EXHIBIT G TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------


                       FORM OF EXEMPTION CERTIFICATE

          Reference is made to the Term Loan Agreement, dated as of April 15, 1999, among Gulfstream Delaware Corporation, the lenders and other financial institutions which are parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") (the "Term Loan Agreement"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Term Loan Agreement. [Name of Non-U.S. Lender] (the "Lender") is providing this certificate pursuant to subsection
4.18 of the Term Loan Agreement. Under penalties of perjury, the Lender hereby represents and warrants that:

1. The Lender is the sole record and beneficial owner of the Qualified Non-U.S. Lender Note(s) and Loans in respect of which it is providing this certificate, and it shall remain the sole beneficial owner of such Qualified Non-U.S. Lender Note(s) at all times during which it is the record holder of such Qualified Non-U.S. Lender Note(s) and Loans.

2. The Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Lender further represents and warrants that:

          (a) the Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction;

          (b) the Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

          (c) the Lender is acquiring an interest in a Qualified Non-U.S. Lender Note or a Loan for its own account, and the Lender will not hold such interest, directly or indirectly, for or on behalf of, or as nominee for, any bank; further, the Lender is not a "conduit entity" (within the meaning of U.S. Treasury Regulations
          Section 1.881-3); and

          (d) the Lender is not using funds borrowed from a bank on a limited recourse or other basis, the effect of which is to shift the economic benefits or burdens of ownership of an interest in any Qualified Non-U.S. Lender Note or Loan to such bank, to acquire an interest in any Qualified Non-U.S. Lender Note or Loan.

3. The Lender meets all of the requirements under Code Section 871(h) or 881(c) to be eligible for a complete exemption from withholding of U.S. Taxes on interest payments made to it under the Term Loan Agreement. In connection with the foregoing, the Lender represents and warrants that (a) any and all Notes that it now holds, or may hereafter hold, are Qualified Non-U.S. Lender Notes, and (b) it has not taken, and will not take, any action that would cause any Qualified Non-U.S. Lender Note held by it at any time during the term of the Term Loan Agreement to fail to be in registered form within the meaning of U.S. Treasury Regulations Section 5f.103-1(c).

4. The Lender shall promptly notify the Company and the Administrative Agent if (a) any of the representations and warranties made herein are no longer true and correct, or (b) the Lender is a "conduit entity" within the meaning of any successor to U.S. Treasury Regulations
     Section 1.881-3 or any other Regulations promulgated under the authority of Code Section 7701(l) with respect to its interest in any Qualified Non-U.S. Lender Note or Loan and any bank.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[Name of Non-U.S. Lender]


By:
   ---------------------------
   Name:
   Title:

Date:
     -----------

                                                             EXHIBIT I-1 TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------



                    FORM OF HOLDINGS CLOSING CERTIFICATE


          Pursuant to subsection 6.1(j) of the Term Loan Agreement, dated as of April 15, 1999, among Gulfstream Delaware Corporation (the "Company"), the lenders and other financial institutions which are parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), (the "Term Loan Agreement"; terms defined therein being used herein as therein defined), the undersigned [Vice Presidents] of Holdings hereby certify as follows:

          1. The representations and warranties of Holdings made on the Closing Date and set forth in each of the Credit Documents to which it is a party or which are contained in any certificate, document or financial or other statement furnished by or on behalf of Holdings pursuant to or in connection with any Credit Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

          2. Attached hereto as Exhibit I are true and correct copies of all consents, authorizations and filings, if any, required in connection with the execution, delivery and performance by Holdings and the validity and enforceability against Holdings of the Credit Documents to which it is a party and such consents, authorizations and filings are in full force and effect, except such consents, authorizations and filings the failure to obtain which would not have a Material Adverse Effect;

          3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof;

          4. _______________ is and at all times since _________ __, 199_
     has been, the duly elected and qualified Assistant Secretary of Holdings and the signature set forth on the signature line for such officer below is such officer's true and genuine signature;

and the undersigned Assistant Secretary of Holdings hereby certifies as follows:

          5. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against Holdings nor has any other event occurred affecting or threatening the corporate existence of Holdings;

          6. Holdings is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; attached hereto as Exhibit II is a true and complete copy of a Certificate, dated as of a recent date, of the Secretary of State as to the good standing of Holdings under the laws of the State of Delaware;

          7. Attached hereto as Exhibit III is a true and complete copy of resolutions duly adopted by the written consent of the Board of Directors of Holdings on _________ __, 1999 such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; such resolutions are the only corporate proceedings of Holdings now in force relating to or affecting the matters referred to therein;

          8. Attached hereto as Exhibit IV is a true and complete copy of the By-Laws of Holdings as in effect at all times since _________ __, 199_, to and including the date hereof;

          9. Attached hereto as Exhibit V is a true and complete copy of the Certificate of Incorporation of Holdings, as amended, as in effect at all times since _____ __, 199_, to and including the date hereof;

          10. The following persons are now duly elected and qualified officers of Holdings holding the offices indicated next to their respective names below, and such officers have held such offices with Holdings at all times since _________ __, 199_, to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of Holdings the Credit Documents to which it is a party and any certificate or other document to be delivered by Holdings pursuant to the Credit Documents:

        Name                 Office             Signature
        ----                 ------             ---------


                                             -----------------

                                             -----------------


          IN WITNESS WHEREOF, the undersigned have hereunto set our names.


---------------------------         --------------------------
Name:                               Name:
Title:                              Title:


--------------------------
Name:
Title:

Date:  _________ __, 1999

                                                             EXHIBIT I-2 TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------




                    FORM OF COMPANY CLOSING CERTIFICATE


          Pursuant to subsection 6.1(j) of the Term Loan Agreement, dated as of April 15, 1999, among Gulfstream Delaware Corporation (the "Company"), the lenders and other financial institutions which are parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), (the "Term Loan Agreement"; terms defined therein being used herein as therein defined), the undersigned [Vice Presidents] of the Company hereby certify as follows:

          1. The representations and warranties of the Company made on the Closing Date and set forth in each of the Credit Documents to which it is a party or which are contained in any certificate, document or financial or other statement furnished by or on behalf of the Company pursuant to or in connection with any Credit Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

          2. Attached hereto as Exhibit I are true and correct copies of all consents, authorizations and filings, if any, required in connection with the execution, delivery and performance by the Company and the validity and enforceability against the Company of the Credit Documents to which it is a party and such consents, authorizations and filings are in full force and effect, except such consents, authorizations and filings the failure to obtain which would not have a Material Adverse Effect;

          3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof;

          4. _______________ is and at all times since _________ __, 199_
     has been, the duly elected and qualified Assistant Secretary of the Company and the signature set forth on the signature line for such officer below is such officer's true and genuine signature;

and the undersigned Assistant Secretary of the Company hereby certifies as follows:

          5. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company nor has any other event occurred affecting or threatening the corporate existence of the Company;

          6. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; attached hereto as Exhibit II is a true and complete copy of a Certificate, dated as of a recent date, of the Secretary of State as to the good standing of the Company under the laws of the State of Delaware;

          7. Attached hereto as Exhibit III is a true and complete copy of resolutions duly adopted by the written consent of the Board of Directors of the Company on _________ __, 1999 such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; such resolutions are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein;

          8. Attached hereto as Exhibit IV is a true and complete copy of the By-Laws of the Company as in effect at all times since _________ __, 199_, to and including the date hereof;

          9. Attached hereto as Exhibit V is a true and complete copy of the Certificate of Incorporation of the Company, as amended, as in effect at all times since _______ __, 199_, to and including the date hereof;

          10. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and such officers have held such offices with the Company at all times since _________ __, 199_, to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company the Credit Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Credit Documents:

        Name                 Office             Signature
        ----                 ------             ---------


                                             -----------------

                                             -----------------


          IN WITNESS WHEREOF, the undersigned have hereunto set our names.


---------------------------         --------------------------
Name:                               Name:
Title:                              Title:


--------------------------
Name:
Title:

Date:  _________ __, 1999

                                                             EXHIBIT I-3 TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------




              FORM OF SUBSIDIARY GUARANTOR CLOSING CERTIFICATE

          Pursuant to subsection 6.1(j) of the Term Loan Agreement, dated as of April 15, 1999, among Gulfstream Delaware Corporation, the lenders and other financial institutions parties thereto (collectively, the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (the "Administrative Agent"), (the "Term Loan Agreement"; terms defined therein being used herein as therein defined), the undersigned [Vice President] of each of the entities listed on Schedule A hereto (each, a "Guarantor"), hereby certifies as follows:

          1. The representations and warranties of each Guarantor made on the Closing Date and set forth in each of the Credit Documents to which it is a party or which are contained in any certificate, document or financial or other statement furnished by or on behalf of such Guarantor pursuant to or in connection with any Credit Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof except for representations and warranties stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;

          2. Attached hereto as Exhibit I are true and correct copies of all consents, authorizations and filings, if any, required in connection with the execution, delivery and performance by each Guarantor and the validity and enforceability against such Guarantor of the Credit Documents to which it is a party and such consents, authorizations and filings are in full force and effect, except such consents, authorizations and filings the failure to obtain which would not have a Material Adverse Effect;

          3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof;

          4. ____________________ is and at all times since ________, 199_, has been, the duly elected and qualified Assistant Secretary of such Guarantor and the signature set forth on the signature line for such officer below is such officer's true and genuine signature;

and the undersigned Assistant Secretary of each Guarantor hereby certifies as follows:

          5. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against any Guarantor, nor has any other event occurred affecting or threatening the corporate existence of any Guarantor;

          6. Each Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation or organization, as the case may be; attached hereto as
     Exhibit II is a true and complete copy of a Certificate, dated as of a recent date, of the Secretary of State of the state of its incorporation or organization, as the case may be, as to the good standing of such Guarantor under the law of such state;

          7. Attached hereto as Exhibit III is a true and complete copy of resolutions duly adopted by the Board of Directors or other governing body, as the case may be, of such Guarantor on _________, 1999; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; such resolutions are the only corporate, partnership or limited liability company proceedings, as the case may be, of such Guarantor now in force relating to or affecting the matters referred to therein;

          8. Attached hereto as Exhibit IV is a true and complete copy of the By-Laws, if applicable, of each Guarantor as in effect on the date hereof;

          9. Attached hereto as Exhibit V is a true and complete copy of the Certificate of Incorporation, if applicable (or other certificate of existence), of each Guarantor as in effect on the date hereof;

          10. The following persons are now duly elected and qualified officers of each Guarantor holding the offices indicated next to their respective names below and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of such Guarantor the Credit Documents to which it is a party and any certificate or other document to be delivered by such Guarantor pursuant to the Credit Documents:

        Name                 Office             Signature
        ----                 ------             ---------


                                             -----------------

                                             -----------------


          IN WITNESS WHEREOF, the undersigned have hereunto set our names.


---------------------------         --------------------------
Name:                               Name:
Title:                              Title:


--------------------------
Name:
Title:

Date:  _________ __, 1999

                                                               EXHIBIT J TO
                                                        TERM LOAN AGREEMENT
                                                        -------------------



                     FORM OF ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Term Loan Agreement, dated as of April 15, 1999, among Gulfstream Delaware Corporation (the "Company"), the Lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent (as the same may from time to time be amended, modified or supplemented, the "Term Loan Agreement"). Unless otherwise defined herein, terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

          [Name of Assigning Lender] (the "Assignor") and [Name of Assignee] (the "Assignee") agree as follows:

          1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), an __% interest (the "Assigned Interest") in and to the Assignor's rights and obligations with respect to the Loans under the Term Loan Agreement as set forth on Schedule 1 hereto (the "Assigned Facility"), in a principal amount for such Assigned Facility as set forth on Schedule 1 hereto.

          2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Term Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Term Loan Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, any of its Subsidiaries or any other obligor or the performance or observance by the Company, any of its Subsidiaries or any other obligor of any of their respective obligations under the Term Loan Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note(s), if any, held by it evidencing the Assigned Facility and requests that the Company exchange such Note(s), if any, for a new Note or Notes payable to the Assignee and (if the Assignor has retained any interest in the Assigned Facility) a new Note or Notes, if any, payable to the Assignor in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

          3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Term Loan Agreement, together with copies of the financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the Co-Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Term Loan Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Term Loan Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; [and]1 (e) agrees that it will be bound by the provisions of the Term Loan Agreement and will perform in accordance with its terms all the obligations which by the terms of the Term Loan Agreement are required to be performed by it as a Lender; [(f) represents and warrants (for the benefit of the Assignor, the Administrative Agent and the Company) that under applicable law and treaties no U.S. Taxes will be required to be withheld by the Administrative Agent, the Company or the Assignor with respect to any payments to be made to the Assignee in respect of the Term Loans; (g) has attached hereto, and shall furnish to the Assignor and the Company, such Internal Revenue Service forms required to be furnished pursuant to subsection 4.18(e) of the Term Loan Agreement; and
(h) agrees (for the benefit of the Assignor, the Administrative Agent and the Company) to be bound by the provisions of subsection 4.18(e).]2

          4. The effective date of this Assignment and Acceptance shall be ________ __, 199_ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to subsection 11.6 of the Term Loan Agreement, effective as of the Effective Date.

          5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee and the Assignor, as their interests may appear. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

          6. From and after the Effective Date, (a) the Assignee shall be a party to the Term Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Term Loan Agreement.

          7. Notwithstanding any other provision hereof, if the consent of the Administrative Agent and the Company hereto is required under subsection 11.6 of the Term Loan Agreement, this Assignment and Acceptance shall not be effective unless such consents shall have been obtained.

          8. This Assignment and Acceptance shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of ________ __, 199_ by their respective duly authorized officers on Schedule 1 hereto.


--------------------


1. Delete if Assignee will be a Non-U.S. Lender on effectiveness of the assignment.

2. Add items (f) - (h) if the Assignee will be a Non-U.S. Lender on the effectiveness of the assignment.

                                                                 SCHEDULE 1
                                                              TO ASSIGNMENT
                                                             AND ACCEPTANCE
                                                             --------------


Name of Assignor:

Name of Assignee:

Effective Date of Assignment:


              Credit                                    Principal
        Facility Assigned                         Amount Assigned
        -----------------                         ---------------






        [NAME OF ASSIGNEE]                      [NAME OF ASSIGNOR]




        By                                      By
          --------------------------              -------------------------
        Name:                                   Name:
        Title:                                  Title:


        Accepted and Consented to:              Consented to:

        THE CHASE MANHATTAN BANK                GULFSTREAM DELAWARE
          Administrative Agent                  CORPORATION


        By                                      By
          --------------------------              -------------------------
          Name:                                   Name:
          Title:                                  Title: